QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Cyanotech Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CYANOTECH CORPORATION
73-4460 Queen Kaahumanu Hwy., Suite 102
Kailua-Kona, HI 96740
(808) 326-1353

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Monday, August 16, 2004 at 7:00 P.M. Hawaii Standard Time

To Our Stockholders:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Cyanotech Corporation, a Nevada corporation ("Cyanotech" or the "Company") to be held on Monday, August 16, 2004 at 7:00 P.M., Hawaii Standard Time, at the Ala Moana Hotel, 410 Atkinson Drive, Honolulu, Hawaii, for the following purposes:

  1.
  To elect six directors to serve until the next Annual Meeting or until their successors are elected and qualified;

  2.
  To consider and vote on a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock (par value $0.005) from 25,000,000 to 30,000,000;

  3.
  To consider and vote on a proposal to approve an Independent Director Stock Option and Stock Grant Plan (the "2004 Plan"), reserving a total of 300,000 authorized shares of Common Stock of the Company for issuance of options and grants under the 2004 Plan;

  4.
  To ratify the selection of KPMG LLP, an independent Registered Accounting Firm, as the Company's independent auditors for the fiscal year ending March 31, 2005; and

  5.
  To transact other business as may properly come before the meeting or any adjournment thereof.

        These matters are more fully described in the Proxy Statement accompanying this notice.

        In addition to the formal items of business, Cyanotech will review the major developments and accomplishments of fiscal 2004 and answer appropriate questions that you may have about Cyanotech and its activities.

        The Board of Directors has fixed the close of business on June 18, 2004 as the record date (the "Record Date") for Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the Record Date and Annual Meeting. Only stockholders of record at the Record Date are entitled to notice of and to vote at the Annual Meeting; however, all stockholders are cordially invited to attend the meeting.

        It is important that your shares be represented at the meeting. Please sign, date and return the enclosed proxy card in the enclosed envelope, even if you plan to attend the meeting. If you do attend the meeting, you may personally vote, which will revoke your signed proxy. You may also revoke your proxy at any time before the meeting by following the instructions in the Proxy Statement.

        Thank you for your ongoing support and continued interest in Cyanotech. We look forward to seeing you at the meeting.

                      By Order of the Board of Directors
                      Jeffrey H. Sakamoto
                      Secretary

Kailua-Kona, Hawaii
July 2, 2004

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS OF CYANOTECH CORPORATION
To Be Held Monday, August 16, 2004

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CYANOTECH CORPORATION (the "Company" or "Cyanotech") of proxies to be voted at the 2004 Annual Meeting of Stockholders which will be held at 7:00 p.m., Hawaii Standard Time, on Monday, August 16, 2004 at the Ala Moana Hotel, 410 Atkinson Drive, Honolulu, Hawaii, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about July 2, 2004.

        The Company's principal executive offices are located at 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740.

VOTING RIGHTS AND SOLICITATION

        The enclosed proxy is being solicited on behalf of the Board of Directors of Cyanotech for use at the Annual Meeting.

        The close of business on June 18, 2004 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. All holders of the Company's Common Stock outstanding on the record date are entitled to vote at the Annual Meeting. Each stockholder has one vote for each share so held. At June 18, 2004, Cyanotech had 20,743,990 shares of Common Stock, $.005 par value per share, issued and outstanding. The presence in person or by proxy of the holders of record of a majority of the voting power of the outstanding shares entitled to vote constitutes a quorum. Directors are elected by a plurality of votes cast. A majority of the voting power at a meeting, at which a quorum is present, is required for approval of all other matters to be voted on. Abstentions are counted only for purposes of determining whether a quorum is present. On proposals 1 and 4, a broker who holds shares in the name of a stockholder is entitled to vote these shares even if the broker receives no instructions from the stockholder. On proposals 2 and 3, the broker cannot vote such shares (broker "Non-Votes") unless authorized by the stockholder. Broker non-votes are not treated as votes but are counted in determining the existence of a quorum.

        Shares represented by proxies in the accompanying form which are properly executed and returned to Cyanotech will be voted at the Annual Meeting in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted: a) FOR the election of each of the directors as described herein under "Proposal One—Election of Directors"; b) FOR the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock (par value $0.005) from 25,000,000 to 30,000,000, as described herein under "Proposal Two—Increase in Authorized Shares of Common Stock"; c) FOR the proposal to approve the 2004 Independent Director Stock Option and Stock Grant Plan, reserving a total of 250,000 authorized shares of Common Stock of the Company for issuance of options and grants under the Plan, as described herein under "Proposal Three—Proposal to Approve the 2004 Independent Director Stock Option and Stock Grant Plan"; and d) FOR ratification of the selection of the independent auditors as described herein under "Proposal Four—Ratification of Selection of Independent Auditors." Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

        The entire cost of soliciting the proxies will be borne by Cyanotech. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, e-mail, facsimile or letter by officers and regular Cyanotech employees who will receive no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting, notifying the Secretary of the Meeting of the revocation of the prior proxy, and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

*****
PROPOSAL ONE:
Election of Directors

Board Nominees

        A board of six (6) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the six Board nominees named below, five of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. Each director elected at this Annual Meeting will serve until the next Annual Meeting or until such director's successor has been elected and qualified. Voting for the election of directors is non-cumulative.

        The following table sets forth certain information regarding the nominees for election to the Board of Directors, all of whom were elected at the last annual meeting except Mr. Robertson, a newly nominated director.

Name	Principal Occupation	Director Since	Age
Gerald R. Cysewski, Ph.D.	Chairman of the Board, President and Chief Executive Officer, Cyanotech Corporation	1983	55
Michael A. Davis	Private Investor	2003	51
Gregg W. Robertson	President and Chief Executive Officer of Robertson & Company (Financial services consultancy)	N/A	70
David I. Rosenthal	Vice President of Finance & Administration, Chief Financial Officer, SpectraLink Corporation (Manufacturer of wireless communication products)	2000	49
John T. Waldron	Adjunct Professor of Marketing—Lake Forest Graduate School of Management	1998	52
Paul C. Yuen, Ph.D.	Retired, formerly Dean of the College of Engineering—University of Hawaii at Manoa	1993	76

        Gerald R. Cysewski, Ph. D.—Kailua Kona, Hawaii:    Dr. Cysewski co-founded the Company in 1983 and has served as a director of the Company since that time. Until June 1996, he also served as

Scientific Director. Since March 1990, Dr. Cysewski has served as President and Chief Executive Officer of the Company and in October 1990 was also appointed to the position of Chairman of the Board. From 1988 to November 1990, he served as Vice Chairman of the Company. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley.

        Michael A. Davis—San Francisco, California:    Mr. Davis was appointed to the Board of Directors of the Company in March 2003 subsequent to his acquisition of $1,250,000 of subordinated convertible debentures of the Company in September 2002. Mr. Davis is a Principal at Ebb and Flow Ventures, a private equity firm; President of Skywords Family Foundation and a Director of Athena Root, Inc. and Canobie Films, Inc. Mr. Davis attended Harvard University and presently resides in San Francisco, California.

        Gregg W. Robertson—Honolulu, Hawaii:    Mr. Robertson is a new nominee. Mr. Robertson is the President and Chief Executive Officer of Robertson & Company, a privately-owned investment banking firm which was established in 1986 and is currently based in Honolulu. Prior to establishing this firm, Mr. Robertson was the President and Chief Executive Officer of Dillingham Industries, Inc., a subsidiary of Dillingham Corporation. Previously Mr. Robertson held the positions of Executive Vice President and Chief Financial Officer of Dillingham Corporation. Mr. Robertson holds a B.S. degree in Economics from Fairleigh Dickenson University, Teaneck, N.J.

        David I. Rosenthal—Boulder, Colorado:    Mr. Rosenthal was appointed to the Board of Directors of the Company in November 2000. Mr. Rosenthal is currently the Vice President of Finance & Administration for SpectraLink Corporation, a publicly-traded company located in Boulder Colorado that designs, manufactures and markets wireless phones for the workplace. Mr. Rosenthal was Executive Vice President and Chief Financial Officer of StarTek, Inc., a provider of customized outsourcing services from 2000 to 2003. Mr. Rosenthal was acting Chief Financial Officer at Celestial Seasoning, Inc. until its merger with the Hain Food Group in 2000 and the Chief Financial Officer of Hauser, Inc., a manufacturer of natural extracts products, from 1994 to 1999. Mr. Rosenthal holds a B.S. degree in Accounting from the University of California at Berkeley and a M.B.A degree from California State University, Hayward. Mr. Rosenthal is also a Certified Public Accountant.

        John T. Waldron—Deerfield, Illinois:    Mr. Waldron is currently Adjunct Professor of Marketing at the Lake Forest Graduate School of Management in Lake Forest, Illinois. From 1986 to 1999, Mr. Waldron was Vice President-Sales and Marketing, Senior Vice President-Sales and Marketing, and Executive Vice President for Takeda U.S.A. Inc., a bulk vitamin and fine chemical products manufacturer. Mr. Waldron was also a Director of Takeda U.S.A. from 1993 to 1999, and served as a member of its Executive Committee and Compensation Committee. Mr. Waldron holds a Master of Management degree from Northwestern University's J. L. Kellogg Graduate School of Management.

        Paul C. Yuen, Ph.D.—Honolulu, Hawaii:    Dr. Yuen has served as a director of the Company since August 1993. Prior to his retirement in September 1999, Dr. Yuen served as Dean, College of Engineering for the University of Hawaii at Manoa. From July 1992 to March 1993, Dr. Yuen was Acting President of the University of Hawaii. From 1989 to 1992, Dr. Yuen was Senior Vice President for Academic Affairs, University of Hawaii at Manoa. Dr. Yuen holds M.S. and Ph.D. degrees in Electrical Engineering from the Illinois Institute of Technology.

        The Board has determined that all nominees, except Dr. Cysewski, are independent directors as defined in Nasdaq Stockmarket Rule 4200A.

Required Vote

        A majority of the shares of the Common Stock cast at a meeting at which a quorum is present, is required for approval of the proposal.

        The Board of Directors unanimously recommends that the stockholders vote FOR all of the above named director nominees. The enclosed Proxy will be voted for the proposal unless a contrary specification is made.

BOARD MEETINGS AND COMMITTEES

Director Nomination Process

        Director Qualifications.    The Nominating and Corporate Governance Committee has established guidelines in considering nominations to the Company's Board of Directors. These include: (a) personal characteristics, including such matters as integrity, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company's industry and with relevant social policy concerns; (d) experience as a board member of another company; (e) academic expertise in an area of the Company's operations; and (f) practical and mature business judgment. The criteria are not exhaustive and the Nominating and Corporate Governance Committee and the Board of Directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The Nominating/Corporate Governance Committee's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so the Committee also considers candidates with appropriate non-business backgrounds.

        Identification and Evaluation of Nominees for Directors.    The Board of Directors believes that, based on the Nominating and Corporate Governance Committee's knowledge of the Company's corporate governance principles and the needs and qualifications of the Board at any given time, the Nominating/Corporate Governance Committee is best equipped to select nominees that will result in a well-qualified and well-rounded board of directors. Accordingly, it is the policy of the Nominating/Corporate Governance Committee not to accept unsolicited nominations from stockholders. In making its nominations, the Nominating/Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the committee's criteria for Board service are re-nominated. As to new candidates, the committee will generally poll the Board members and members of management for recommendations. The committee may also review the composition and qualification of the boards of directors of the Company's competitors, and may seek input from industry experts or analysts. The committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After review and deliberation of all data, the committee makes its recommendation to the Board of Directors. Historically, the Board of Directors has not relied on third-party search firms to identify director nominees. The committee may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

        Each of the nominees for election are recommended by the Nominating and Corporate Governance Committee for election.

Director Independence

        The Board has determined that each of the nominees for director, other than Dr Cysewski, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is "independent" under NASDAQ Rule 4200(A). In making its determination, the Board considered transactions and relationships between each director (and any member of his immediate family) and the Company and its subsidiaries and relationships between the directors or their affiliates and members of the Company's senior management personnel and their affiliates.

Stockholder Communication with Directors

        Stockholders may, at any time, communicate in writing with any particular director, or the non-management directors as a group, by sending such written communication to Cyanotech Corporation—Non-Management Directors, 73-4460 Queen Kaahumanu Highway, #102, Kailua Kona, Hawaii, 96740. Copies of written communications received at such address will be directed to the relevant director or the non-management directors as a group.

Code of Conduct

        The Company has established a Code of Conduct that applies to its officers, directors and employees, a copy of this Code of Conduct is attached as Exhibit E hereto. The Code of Conduct contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and as a "code of conduct" within the meaning of the NASDAQ Stock Market listing standards.

Corporate Governance Documents

        The Company's corporate governance documents, including the Corporate Governance Guidelines, Code of Conduct and Ethics, are available on the Company's website at www.cyanotech.com. The information contained on the website is not thereby incorporated by reference in, or considered part of, this Proxy Statement unless specifically incorporated. The Company will provide copies of any of these documents, free of charge, to any stockholder upon written request to the Company's Chief Financial Officer, c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Highway, #102, Kailua Kona, Hawaii, 96740.

        The Board of Directors of the Company held ten regular meetings in fiscal 2004. No incumbent director attended less than 75% of the combined meetings of the Board of Directors and of the committees, if any, upon which such director served.

        The Board of Directors of the Company has an Audit Committee, Nominating and Governance Committee, and a Compensation and Stock Option Committee.

        The Audit Committee operates and acts under a written charter, which was revised and approved by the Cyanotech Board of Directors in June 2004; a copy of this charter is attached as Exhibit A hereto. The Committee provides independent and objective oversight of the Company's (1) financial reporting processes, (2) audits of the financial statements, including appointment, compensation and oversight of the external auditors, (3) internal controls, and (4) risk assessment and risk management policies set by management. The Audit Committee also reviews and approves related party transactions and reviews and resolves complaints from any employee regarding accounting, internal controls or auditing matters. All three members of the Audit Committee are "independent" directors as defined in Nasdaq Stockmarket Rule 4200A. After the 2004 Annual Meeting of Stockholders, all members of this committee will also meet the requirements of independence for audit committee members of Nasdaq

Stockmarket Rule 4350(d)(2). The Board of Directors has identified David I. Rosenthal as a "financial expert" as defined in Rule 10A(m) of the Securities Exchange Act of 1934. The Audit Committee, which is comprised of independent directors David I. Rosenthal (chair), Michael A. Davis and Paul C. Yuen, held four regularly scheduled meetings during fiscal year 2004.

        The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors in June 2004; a copy of this charter is attached as Exhibit B hereto. The Nominating and Corporate Governance Committee's functions include (1) reviewing the background and qualifications of potential nominees for the Cyanotech Board of Directors presented by stockholders, directors and management, (2) recommending to the Board a slate of nominees to be submitted to the stockholders for election at the next Annual Meeting of Stockholders, (3) advising the Board with respect to matters of Board composition and procedures, and (4) overseeing the annual evaluation of the Board. Among the qualifications considered in the selection of candidates are knowledge, experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability, dedication and absence of conflicts of interest see caption "Director Nomination Process" above. All members of the Nominating and Corporate Governance Committee are "independent" directors under Nasdaq Market Rule 4200A. The Nominating and Corporate Governance Committee, which is comprised of independent directors Michael A. Davis (chair), John T. Waldron and Paul C. Yuen, held one regularly scheduled meeting during fiscal year 2004.

        The Compensation and Stock Option Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors, a copy of which is attached as Exhibit C hereto.    The Compensation and Stock Option Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy, bonus plans and incentive option plans, and approves the grants of stock options to officers, employees and consultants. At least once a year, the Compensation and Stock Option Committee meets in executive session with the other independent directors of the Board to evaluate the Chief Executive Officer's ("CEO") performance. All members of the Compensation and Stock Option Committee are "independent" directors as defined under Nasdaq Rule 4200A. The Compensation and Stock Option Committee, which is comprised of independent directors John T. Waldron (chair) and Paul C. Yuen, held one regularly scheduled meeting during fiscal year 2004.

DIRECTOR REMUNERATION

        During fiscal 2004 (the year ended March 31, 2004), each independent director received $500 per Board meeting attended in person and was reimbursed for all out-of-pocket costs incurred in connection with attendance at such meetings. The Board held ten meetings during fiscal 2004. In addition, each independent director was entitled at first election, pursuant to the Company's 1994 Non-Employee Directors Stock Option and Stock Grant Plan (the "Non-Employee Directors Plan"), to receive a 10-year option to purchase 3,000 shares of the Company's Common Stock, and thereafter a grant of 2,000 shares of the Company's Common Stock each year that are non-transferable for six months following the date of such grant. On the date of the 2003 Annual Meeting of Stockholders, David I. Rosenthal, John T. Waldron and Paul C. Yuen, each received grants of 2,000 shares of Cyanotech Common Stock. As per the terms of the Non-Employee Directors Plan, Michael I. Davis received a 10-year option to purchase 3,000 shares of the Company's Common Stock.

        In June 2004, the Board of Directors approved a revised compensation plan aimed at bringing the compensation for independent directors closer to parity with the levels currently in place for other Companies approximating Cyanotech Corporation's size, level of revenue and profitability. This new plan will take effect on August 16, 2004. Under this new compensation plan, each Independent Director receives an annual fee of $1,000 for participation on the Board. Each Independent Director shall receive $1,000 per Board meeting attended in person, and is reimbursed for all out-of-pocket costs incurred in connection with attendance at such meetings. Each Independent Director shall receive $150 for participation in telephonic meetings. An Independent Director who serves as a member of any Board committee will receive an annual fee of $500. In addition, an Independent Director who serves as chairperson of a Board committee is entitled to additional compensation as follows: 1) Audit Committee Chairperson—$1,500; 2) Compensation and Stock Option Committee Chairperson—$800; and 3) Nominating and Corporate Governance Committee—$800. In addition to cash compensation, each Independent Director is entitled at first election, pursuant to the Company's 2004 Independent Director Stock Option and Stock Grant Plan (the "2004 Plan", see Proposal 3 for a detailed description of the 2004 Plan), to receive a 10-year option to purchase 4,000 shares of the Company's Common Stock, and thereafter a grant of 3,500 shares of Common Stock each year that are non-transferable for six months following the date of such grant. If Proposal 3 is approved by the stockholders, on the date of the 2004 Annual Meeting of Stockholders, each Independent Director continuing as a director will receive, under the 2004 Independent Directors Plan, an automatic grant of 3,500 shares of fully paid and non-assessable shares of Common Stock except Mr. Robertson, a newly-appointed Independent Director who will receive a 10-year option to purchase 4,000 shares of the Company's Common Stock.

*****
PROPOSAL TWO:
Increase in Authorized Shares of Common Stock

        The Board of Directors recommends the adoption by the stockholders of an amendment to the Articles of Incorporation of Cyanotech which will increase the authorized Common Stock from 25,000,000 shares to 30,000,000. As of June 18, 2004, 20,743,990 shares of Common Stock are issued and outstanding and 897,456 shares are reserved for future issuance under employee and non-employee benefit plans and outstanding warrants.

        The Board of Directors believes that the proposed increase in the authorized shares of Common Stock is desirable to enhance Cyanotech's flexibility in connection with possible future actions such as stock dividends or splits, acquisitions, adoption of stock option or similar employee benefit plans, the funding of capital or operating expenditures or other corporate purposes. The future issuance on any newly authorized stock, if any, would be authorized by resolution of the Board of Directors without need for further approval of the stockholders. At this time, no specific use for the additional shares is contemplated.

        The additional shares of Common Stock to be authorized have the same voting rights as discussed under the caption "VOTING RIGHTS AND SOLICITATION." The Company's Common Stock does not have preemptive rights. As provided in the Board of Directors resolution, the first paragraph of Article V of the Articles of Incorporation of Cyanotech will be amended in its entirety to read as follows:

"The Corporation shall have the authority to issue thirty-five million (35,000,000) shares of stock. Of these shares, thirty million (30,000,000) shall be common stock, par value $0.005, having a total par value of $150,000, and five million (5,000,000) shares shall be specified as preferred stock, par value $0.01, total par value of $50,000. Each common share issued pursuant to this paragraph shall be fully paid and nonassessable."

        Adoption of the foregoing amendment requires the affirmative vote of a majority of the voting power of the Company's Common Stock at a meeting at which a quorum is present. If adopted, the proposed amendment will become effective upon the filing of a Certificate of Amendment as required by Nevada law.

The Board of Directors unanimously recommends that you vote FOR this proposal.

PROPOSAL THREE:
Proposal to Approve the 2004 Independent Director
Stock Option and Stock Grant Plan

        On June 17, 2004, the Board of Directors of the Company adopted, subject to stockholder approval, the 2004 Independent Director Stock Option and Stock Grant Plan (the "2004 Plan"). The 2004 Plan was adopted in order to retain and attract qualified persons to serve on the Board of Directors as well as to further align the interests of the independent directors with other stockholders through increased Company stock ownership. The 2004 Plan provides for the issuance of options to purchase or the outright grant of, an aggregate of 300,000 shares of the Company's Common Stock to independent directors of the Company. After election at this meeting, five independent directors will be eligible to receive grants of options or shares of Common Stock under the 2004 Plan. On the date of such election the 2004 Plan will be effective upon its approval by the stockholders and will terminate following the Annual Meeting of Stockholders is 2014, but no option granted prior to such date is adversely affected by such termination. On approval of the 2004 Plan, the 1994 Non-Employee Director Stock Option and Stock Grant Plan (the "1994 Plan") will terminate, except for outstanding options issued thereunder. At the date of this Proxy Statement there are outstanding under the 1994 Plan, options to purchase 9,000 shares of Common Stock at a weighted average price of $1.06 held by three Non-Employee Directors (see the section entitled "Security Ownership of Certain Beneficial Owners and Management" hereunder). The 2004 Plan is substantially similar to the 1994 Plan (see Exhibit D hereto) except that stock options to be granted are increased from 3,000 to 4,000 and the stock grant are increased from 3,000 to 3,500 shares.

        If the 2004 Plan is approved at the 2004 Annual Meeting of Stockholders, a grant of 3,500 shares of Common Stock will automatically be granted at the Annual Meeting of the Board of Directors to each incumbent director who is considered "Independent" per Nasdaq Rule 4200A guidelines. Newly nominated Independent directors will automatically be granted a 10-year stock option to purchase 4,000 shares of Common Stock. Such options become exercisable six months after the date of grant (i.e., the date of the 2004 Annual Meeting of the Board of Directors). As of the date of the Annual Meeting of Stockholders in each year after 2004 that the 2004 Plan is in effect, each Independent Director then elected or continuing in office who had not previously received such options of Common Stock will automatically receive such grant of 4,000 options, and each other Independent Director will be automatically granted without payment, 3,500 shares of fully paid and non-assessable shares of Common Stock that are non-transferable for six months following the date of such grant. Accordingly as of the date of the 2004 Annual Meeting of Stockholders, Messrs. Davis, Rosenthal, Waldron and Yuen, will each receive a grant of 3,500 shares of Common Stock and Mr. Robertson will receive a 10-year option to purchase 4,000 shares of Common Stock.

        The exercise price of each option will be the "fair market value" thereof, defined for the current trading market as the last reported sale price ("Closing Price") of the Common Stock on the Nasdaq Small-Cap Market on the date of the grant. On June 18, 2004, the Closing Price of the Company's Common Stock on the Nasdaq Small-Cap Market was $1.28. Payment of the exercise price may be made in whole or in part with other Shares owned by the participant credited at fair market value.

        Options granted under, and the number of shares subject to, the 2004 Plan will be subject to adjustment upon a recapitalization, stock split, stock dividend or other similar event affecting the Common Stock. Options will not be transferable other than by will or pursuant to the laws of descent or a qualified domestic relations order, and will be exercisable during the lifetime of an option holder only by such holder or a guardian or legal representative. On Termination of Directorship, as defined in the 2004 Plan, for reasons other than death or disability, unexercised and vested Stock Options expire three months after the date of Termination of Directorship or on the Option expiration date, whichever is earlier; and if for death or disability, one year after Termination of Directorship or Option expiration date, whichever is earlier.

        A change in Independent Director's status after a grant of Shares to him or her does not affect his or her right to receive or retain such Shares.

        The 2004 Plan may be amended by the Board of Directors, provided that stockholders' approval will be necessary for any change that would materially increase the benefits accruing to Participants under the 2004 Plan, change the aggregate number of shares issuable thereunder, change the method for calculation of the option price or change the class of persons eligible to receive options or grants.

        The 2004 Plan will be administered by the Company's Chief Executive Officer and Chief Financial Officer ("Administrators"). The Administrators have authority to adopt rules as they may deem appropriate to carry out the purposes of the 2004 Plan, have authority to interpret and construe the provisions of the 2004 Plan and any agreements and notices under the 2004 Plan and to make determinations pursuant to any 2004 Plan Provision. Each interpretation, determination or order or action made or taken by the Administrators pursuant to the 2004 Plan is final and binding on all persons. The Administrators are not liable for any action or determination made in good faith, and are entitled to indemnification and reimbursement in the manner provided in the Company Articles of Incorporation and By-Laws as such documents may be amended from time to time.

        Options granted pursuant to the 2004 Plan will be "non-qualified" stock options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Service Code. The optionee will realize no income at the time he or she is granted a non-qualified stock option. Ordinary income will be realized by the optionee when the non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued over the exercise price of such shares, and the Company's deduction for Federal income tax purposes will correspond to the amount of income realized by the optionee upon exercise. The tax basis of the stock acquired upon the exercise of the option will be equal to the sum of (i) the exercise price of such option; and (ii) the amount included in income with respect to the exercise of such option. Any gain or loss on the subsequent sale of the stock will be either a long-term or short-term capital gain or loss, depending on the optionee's holding period for the Common Stock disposed of by the optionee.

        A copy of the 2004 Plan is attached to this Proxy Statement as Exhibit D, and the foregoing discussion is qualified in its entirety by reference to Exhibit D.

Required Vote

        A majority of the shares of the Common Stock cast at a meeting at which a quorum is present, is required for approval of the proposal.

        The Board of Directors unanimously recommends a vote FOR approval of the 2004 Independent Director Stock Option and Stock Grant Plan.

*****

PROPOSAL FOUR:
Ratification of Selection of Independent Auditor

        The firm of KPMG LLP, an independent Registered Public Accounting Firm, has served as independent auditor for the Company since 1987. The Board of Directors has selected the firm to continue in this capacity for the current fiscal year ending March 31, 2005. A representative of KPMG LLP is expected to attend the annual meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders present at the meeting.

        Although it is not required to do so, the Company wishes to provide stockholders with the opportunity to indicate their approval of the selection of auditors and accordingly is submitting a proposal to ratify the selection of KPMG LLP. If the stockholders should fail to approve this proposal, the Board of Directors will consider the selection of another auditing firm.

Required Vote

        A majority of the shares of the Common Stock cast at a meeting at which a quorum is present, is required for approval of the proposal.

        The Board of Directors unanimously recommends that stockholders vote FOR ratification of KPMG LLP to serve as the Company's independent auditors for the year ending March 31, 2005.

*****

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and beneficial owners of more than 10% of a registered class of the Company's equity securities, (collectively "Insiders") to file reports with the SEC and the National Association of Securities Dealers, Inc. disclosing direct and indirect ownership of Common Stock and other equity securities of the Company and reports of changes in such ownership. Insiders are required by SEC regulation to provide the Company with copies of all Section 16(a) forms filed with the SEC. Based solely on review of copies of Section 16(a) reports received by the Company, and written representations that no other reports were required by the SEC, the Company believes Insiders have complied with all Section 16(a) filing requirements for the fiscal year ended March 31, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of June 18, 2004 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company and Common Stock equivalents, (ii) each of the Company's executive officers named in the Summary Compensation Table appearing herein, (iii) each director and (iv) all directors and executive officers as a group. The following table sets forth what such persons' beneficial security ownership position would be assuming the exercise of all outstanding stock options and warrants, exercisable on the date hereof or within 60 days of June 18, 2004. All shares shown are subject to the named person's sole voting and investment power.

Name	Shares Beneficially Owned		Approximate Percent Owned
Gerald R. Cysewski(1)	482,733	(2)	2.3
Michael A. Davis(1)	3,466,076	(3)(4)	16.7
David I. Rosenthal(1)	6,000	(5)	*
John T. Waldron(1)	56,952	(6)	*
Paul C. Yuen(1)	39,800		*
All directors and executive officers as a group (8 persons)	4,131,625	(7)	20.0

*
Less than 1.0%

(1)
Address is c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740.

(2)
Includes options for 28,125 shares of Common Stock.

(3)
Includes 315,000 shares over which Mr. Davis holds sole voting and investment power. Also includes 3,148,076 shares over which Mr. Davis holds shared voting and investment power. Such

  3,148,076 shares include: 125,000 shares held by Mr. Davis' spouse, Janet J. Johnstone ("Johnstone"); 700,000 shares held by the Skywords Family Foundation, a charitable foundation of which Mr. Davis and Johnstone are the sole directors; 400,000 shares held by trusts for the benefit of Mr. Davis' and Johnstone's minor children for which Mr. Davis is a co-trustee; and 1,923,076 shares held by the Michael Arlen Davis Charitable Lead Annuity Trust for which Mr. Davis is a co-trustee.

(4)
Includes options for 3,000 shares of Common Stock held by a trust for the benefit of Mr. Davis, Johnstone & Mr. Davis' descendents, of which Mr. Davis is a trustee.

(5)
Includes options for 3,000 shares of Common Stock.

(6)
Includes options for 3,000 shares of Common Stock

(7)
Includes options for 80,625 shares of Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No current member of the Company's Compensation and Stock Option Committee is a current or former officer or employee of the Company or its subsidiaries and no executive officer of the Company was a member of the Compensation Committee of any corporation of which a member of the Company's Compensation and Stock Option Committee is an executive officer.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

        The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer and all executive officers of the Company who earned more than $100,000 for services rendered in all capacities to the Company (hereinafter referred to as the "named executive officers") for the fiscal years ended March 31, 2004, 2003, and 2002. In February 2003, Ronald P. Scott resigned from his position as Executive Vice President—Finance & Administration, effective March 7, 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation Awards
Name And Principal Position	Fiscal Year	Salary		Bonus		Shares of Common Stock Underlying Options(#)
Gerald R. Cysewski, Chairman of the Board, President and Chief Executive Officer	2004 2003 2002		$110,000 110,000 110,000	$	— — —	9,000 12,500 12,500
Ronald P. Scott, Executive Vice President-Finance & Administration, Chief Financial Officer	2004 2003 2002	$	— 103,846 100,000	$	— — —	— 12,500 12,500

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of March 31, 2004, including the 1995 Stock Option Plan and 1994 Non-Employee Director Stock Option and Stock Grant Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights (a)(#)	Weighted Average Exercise Price of Outstanding Options (b)($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a) (c)(#)
Equity Compensation Plans Approved by Stockholders	655,696	$1.06	167,456
Equity Compensation Plans Not Approved by Stockholders	NA	NA	300,000
Total	655,696	$1.06	467,456

OPTION GRANTS IN LAST FISCAL YEAR

        The following table contains information concerning the grant of stock options made under the 1995 Plan for the 2004 fiscal year to the named executive officers. No stock appreciation rights ("SARs") have been granted under the 1995 Plan.

					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
		% of Total Options Granted to Employees in Fiscal Year
	Shares Underlying Options Granted(1)
			Exercise Price Per Share	Expiration Date
Name					5%	10%
Gerald R. Cysewski(1)	9,000	5.0	$0.50	08/22/08	$1,243	$2,747

(1)
The options were granted under the 1995 Plan on August 22, 2003, and are exercisable in four equal and cumulative annual installments over the optionee's period of service with the Company, beginning one year after the grant date. The option has a term of five (5) years.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table provides information with respect to the named executive officers concerning the exercise of options during the 2004 fiscal year and the number and value of unexercised options held at year end. No SARs have been granted under the 1995 Plan.

			Number of Shares of Common Stock Underlying Unexercised Options at FY-End (#)
					Value of Unexercised In-The-Money Options at FY-End ($)(1)
	Shares Acquired on Exercise (#)	Value Realized ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Gerald R. Cysewski	0	$0	53,125	30,875	$10,775	$14,465

(1)
Market value of shares covered by in-the-money options on March 31, 2004 ($1.26), less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

Report of the Compensation and Stock Option Committee of the Board of Directors

        The Compensation and Stock Option Committee of the Board of Directors (the "Committee") is composed of two or more Independent directors. During fiscal 2004 the Committee was composed of John T. Waldron (chair) and Paul C. Yuen.

        The Committee is responsible for setting and administering the compensation policies, annual executive officers' compensation, making recommendations on potential bonus and stock option plans, granting bonuses and recommending to the Board of Directors grants of stock options to executive officers.

Compensation Philosophy

        The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, motivate and retain executives of outstanding ability, potential, and drive commensurate with the size and development requirements of the Company. Key elements of this philosophy are:

  •
  The Company pays competitively with comparable small companies with which the Company competes for talent. To ensure that pay is competitive, the Company compares its pay practices with these companies and sets it pay parameters based in part on this review.

  •
  The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  •
  The Company provides significant equity-based incentives for executives to ensure that they are motivated over the long term to respond to the Company's business challenges.

        The Committee endeavors to balance Company needs and values with the employees' needs and believes that it is important that the Committee maintain this relationship.

Cash Compensation

        Base Salary.    The base salaries of the executive officers are determined initially on the basis of one or more salary surveys conducted by third parties as well as surveys of biopharmaceutical companies both nationally and more specifically in the Western United States obtained from public information such as filings with the Securities and Exchange Commission. Based on such surveys, the executive officers' salaries are set within the ranges of the surveys targeted at the median; the exact level is determined after the Committee considers the experience and capability of the executive officer, the level of responsibility, and the needs of the Company.

        Incentive Bonus Compensation.    The Committee believes that, as a general rule, annual compensation in excess of base salaries should be dependent on the employee's performance and the Company's performance, and should be awarded based on recommendations of the Committee, and in the discretion of the Board. Accordingly, at the beginning of each fiscal year, the Committee establishes a Management Incentive Plan for executive officers and other key management personnel under which executive officers and other key management personnel may earn bonuses, in amounts ranging up to 100% of the annual salaries, provided the Company achieves or exceeds the pre-tax net income goal established for the year.

        The net income goal is established in part on the basis of an annual operating plan developed by management and approved by the Board of Directors. The annual operating plan is designed to maximize profitability, within the constraints of economic and competitive conditions, some of which are outside the control of the Company, and is developed on the basis of: (i) the Company's performance in the prior year; (ii) estimates of sales revenue for the plan year based upon recent market conditions and trends and other factors which, based on historical experience, are expected to affect the level of sales that can be achieved; (iii) historical operating cost and cost savings that management believes can be achieved; and (iv) competitive conditions faced by the Company. Taking all of these factors into account, as part of the operating plan, bonus awards are determined under the Management Incentive Plan, and are fixed at what is believed to be a realistic level so as to make the incentives meaningful to executives and to avoid penalizing executives and other key management personnel for conditions outside of their control.

        In certain instances, bonuses under the Management Incentive Plan are awarded not only on the basis of the Company's overall profitability, but also on the achievement by an executive of specific objectives within his or her area of responsibility. For example, a bonus may be awarded for an executive's efforts in achieving greater than anticipated cost savings, or establishing new or expanded markets for the Company's products. Typically, the maximum bonus that may be awarded for achievement of specific objectives is determined at the beginning of the year to provide the requisite incentive for such performance.

        As a result of this performance-based Management Incentive Plan, executive compensation, and the proportion of each executive's total cash compensation that is represented by incentive or bonus income, increases in those years in which the Company achieves the anticipated level of growth and profitability. On the other hand, in years in which the Company experiences less than anticipated profit growth, bonuses, and therefore also total executive compensation, should tend to be lower.

Long-Term Equity-Based Compensation

        The Committee intends to make stock option grants on an annual basis. Each grant is designed to align the interests of the executive officers with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (usually the market price on the grant date) over a specified period of time (up to 10 years), thus providing a return to the executive officer only if he or she remains in the employ of the Company and the market price of the shares appreciate over the option term. The size of the option grant to each executive officer generally is set at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but also taken into account are the size of comparable awards made to individuals in similar positions in the industry as reflected in external surveys, the individual's potential for future responsibility and promotion over the option term, the individual's personal performance in recent periods and the number of options held by the individual at the time of grant. Generally, as an executive officer's level of responsibility increases, a greater portion of his or her total compensation will be dependent upon Company performance and stock price appreciation rather than base salary. The relative weight given to these factors varies with each individual, in the sole discretion of the Committee.

Chief Executive Officer's Compensation

        The Committee uses the same philosophy and procedures described above with respect to the other executive officers in setting the cash compensation and equity incentives for the Chief Executive Officer.

        The compensation payable to Dr. Cysewski, the Company's Chief Executive Officer in fiscal 2004, was determined by the Committee. Dr. Cysewski's base salary was set at a level which the Board felt would be competitive with the base salary levels in effect for chief executive officers at similarly-sized companies within the industry. Based on Dr. Cysewski's performance and on the compensation policy summarized in this report, the Compensation Committee decided that Dr. Cysewski's salary would remain unchanged at $110,000.

        Dr. Cysewski was a participant in the Company's 2004 Management Incentive Plan as described above. During fiscal 2004, the Company achieved the annual operating plan targets. However, to comply with the covenants of the Company's Term Loan Agreement, no cash bonus was awarded to Dr. Cysewski.

        Dr. Cysewski was granted options to purchase 9,000 shares of Common Stock in fiscal 2004 based on his position as President and Chief Executive Officer, and the desire to provide him with a continuing economic interest in the long term appreciation of the Company's Common Stock.

        Submitted by the Compensation and Stock Option Committee of the Company's Board of Directors.

John T. Waldron, Chairman Paul C. Yuen

        The material in this Compensation and Stock Option Committee Report and the following Report of the Audit Committee, and the accompanying Stockholder Return Performance Graph are not "soliciting material," and are not deemed "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

Report of the Audit Committee of the Board of Directors

        The Audit Committee, which met four times in fiscal 2004, reviewed and discussed the Company's audited financial statements with management. The Audit Committee discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees," which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, which relates to the accountants' independence from the Company and its related entities.

        The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors, a copy of which was attached as Exhibit A hereunder. Pursuant to the Charter, the Audit Committee has the following primary responsibilities:

  1)
  Review the performance of the independent auditors and make recommendations to the Board of Directors regarding the appointment or termination of the independent auditors;

  2)
  Confer annually with the independent auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent auditors' annual engagement letter, and authorizing the independent auditors' to perform such supplemental reviews or audits as the Committee may deem desirable;

  3)
  Review the range and cost of audit and non-audit services performed by the independent auditors;

  4)
  Review the Company's audited financial statements and the independent auditors' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

  5)
  Review the adequacy of the Company's systems of internal controls.

        The firm of KPMG LLP, an independent Registered Accounting Firm, served as the Company's independent auditor for the fiscal year ended March 31, 2004. As stated in Proposal Four, the Board has selected KPMG LLP to serve as the Company's independent auditor for the fiscal year ended March 31, 2005.

        Audit services provided by KPMG LLP consisted of the examination of the Company's annual financial statements and services related to filings with the SEC as well as their review of the Company's quarterly financial statements. All fees paid to KPMG LLP were reviewed and considered for independence by the Audit Committee. In addition, the Audit Committee (i) discussed with KPMG the qualification of the partners and managers assigned to the Company's audit, (ii) reviewed with KPMG the quality control system for the US accounting and audit practice to provide reasonable assurance that the audit was conducted with professional standards, and (iii) confirmed with KPMG that there was appropriate continuity of personnel working on our audits and availability of national office consultation.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report of Form 10-K for the fiscal year ended March 31, 2004.

        Submitted by the Audit Committee of the Company's Board of Directors.

David I. Rosenthal, Chairman Michael A. Davis Paul C. Yuen

Independent Auditor's Fees

Audit Fees

        The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements and timely quarterly reviews for the fiscal year ended March 31, 2004 and 2003 were $88,000 and $72,100, respectively.

Audit Related Fees

        Audit related services consisted primarily of review of registration statements and issuance of consents. The aggregate fees billed by KPMG LLP for audit-related services for the year ended March 31, 2004 was nil. The aggregate fees billed by KPMG LLP for audit-related services for the fiscal year ended March 31, 2003 amounted to $11,000.

Tax Fees

        The aggregate fees billed by KPMG LLP for tax services rendered to the Company, for the fiscal years ended March 31, 2004 and 2003, were $7,200 and $6,900, respectively.

All Other Fees

        There were no other fees billed by KPMG LLP for the fiscal years ended March 31, 2004 and 2003.

        The Audit Committee has considered and does not believe the provision of all other services by the Company's auditor is incompatible with maintaining KPMG LLP's independence. See "Report of the Audit Committee."

        A representative of KPMG LLP is expected to attend the 2004 Annual Meeting of Stockholders, and will have an opportunity to make a statement and to respond to appropriate questions from Stockholders.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

STOCKHOLDER RETURN PERFORMANCE GRAPH

        The following graph sets forth the Corporation's total cumulative stockholder return as compared to the NASDAQ Composite U.S. Index and the NASDAQ Pharmaceutical index for the period beginning March 31, 1999 and ending March 31, 2004. Total stockholder return assumes $100.00 invested at the beginning of the period in the Common Stock of the Corporation, the stocks represented in the NASDAQ Composite—U.S. Index and the NASDAQ Pharmaceutical Index, respectively. Total return assumes reinvestment of dividends; the Corporation has paid no dividends on its Common Stock. Historical price performance should not be relied upon as indicative of future performance.

	Cyanotech Corporation	Nasdaq Composite	Nasdaq Pharmaceutical Index
3/99	$100	$100	$100
3/00	250	186	211
3/01	103	74	159
3/02	105	75	164
3/03	48	55	128
3/04	126	81	181

STOCKHOLDER PROPOSALS

        Information about stockholder proposals intended to be considered at the 2005 Annual Meeting of Stockholders must be received by the Company no later than March 10, 2005. In addition, if a stockholder proposal is not submitted to the Company prior to May 24, 2005, the proxy to be solicited by the Board of Directors for the 2005 Annual Meeting of Stockholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion when such proposal is presented at the 2005 Annual Meeting of Stockholders without any discussion of the proposal in the proxy statement for such meeting. The stockholder proposal must be mailed to the Company's principal executive offices, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, Hawaii 96740, Attention: Corporate Secretary. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations of the Securities and Exchange Commission (the "SEC").

OTHER MATTERS

        At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, the shares represented by Proxies may be voted in accordance with the judgment of the persons named in such proxies.

        The Company will provide, without charge, to each person whose proxy is solicited by this Proxy Statement, on the written request of such person, a copy of the Company's most recent Annual Report on Form 10-K, including financial statements and financial statement schedules thereto, and if a nominal fee is paid, the exhibits thereto, as filed by the Company with the Securities and Exchange Commission. Requests should be directed to: Secretary, Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740.

        The Annual Report to the Stockholders of the Company, for the fiscal year ended March 31, 2004, including financial statements, is enclosed with this proxy statement.

        You are most cordially invited to attend this meeting in person. However, whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy as promptly as possible in the envelope provided. This will not prevent you from voting in person at the meeting if you so desire.

By Order of the Board of Directors
Jeffrey H. Sakamoto Secretary

Kailua-Kona, Hawaii
July 2, 2004

Exhibit A

Cyanotech Corporation
Charter and Powers of the Audit Committee
(As amended through June 2004)

I.     Organization

        The primary function of the Audit Committee (the "Audit Committee") shall consist of three or more Directors as designated by the Board of Directors (the "Board"). All members of the Audit Committee shall satisfy the independence requirements as defined in Nasdaq Rule 4200A and Nasdaq Rule 4350(d)(2). Additionally, the Chairperson of the Audit Committee must satisfy the financial literacy and expertise requirements as defined in the applicable listing standards of the Nasdaq Exchange and applicable securities law.

        Meetings of the Audit Committee shall be called by the Chairman of the Board, the Secretary of the Corporation, a co-chairman of the Audit committee or any two Board members. The determination of a quorum for the transaction of business at any meeting of the Audit Committee shall be made in accordance with the By-Laws of Cyanotech Corporation ("Cyanotech" or the "Company"), and all matters shall be determined by a majority vote of the members present.

        The Audit Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Audit Committee.

II.    Purpose of the Audit Committee

        The purpose of the Audit Committee shall be to provide assistance to the Board in fulfilling its oversight responsibility to stockholders, prospective stockholders, the investment community, and regulators relating to: (a) the quality and integrity of the financial statements of the Company; (b) the Company's compliance with legal and regulatory requirements; (c) the independent auditors' qualifications, independence and performance; (d) the performance of the Company's internal audit function; and (e) the fulfillment of other responsibilities set forth herein.

        The Audit Committee's role is one of oversight. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. Management is responsible for the fair presentation of the information set forth in the Company's financial statements and to assure that such financial statements have been prepared using generally accepted accounting principles applicable in the United States ("GAAP"). The independent auditors' responsibility is to provide its opinion, based on their audits, that the financial statements fairly present, in all material aspects, the financial position, results of operations, and cash flows of the Company in conformity with GAAP. However, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are in conformity with GAAP, or to assure compliance with applicable laws and regulations, the Company's ethical standards, or environmental compliance programs.

III.  Responsibilities & Duties

        In furtherance of the Audit Committee's purpose, and in addition to any other responsibilities that may be assigned to it from time to time by the Board, the Audit Committee shall have the following responsibilities and duties:

General

  •
  On a periodic basis, meet separately with Company management and the independent auditors so as to enable the Committee to perform its oversight role hereunder.

  •
  Permit direct access to the Audit Committee by the Chief Financial Officer, Controller, Internal Audit department, independent auditors, or any other person with respect to control, accounting, finance, or compliance matters.

  •
  Report its activities to the full Board on a regular and timely basis so that the Board is kept informed of Audit Committee activities.

Independent Auditors

  •
  Be directly responsible for the appointment (subject to ratification by the stockholders), retention, compensation, evaluation, oversight, and, where appropriate, replacement, of independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services. The independent auditors shall report directly to the Audit Committee.

  •
  Review and approve each year the scope and plan of the audit to be performed by the independent auditors, including areas of special emphasis where appropriate.

  •
  Establish guidelines for the pre-approval of all audit and non-audit services to be performed by the independent auditors and, in accordance with such procedures, pre-approve all audit and non-audit services to be performed by the independent auditors.

  •
  Following completion of the annual audit, review with management and the independent auditors: (a) the results of the audit, including any difficulties encountered or any restrictions on the scope of the independent auditors' activities or access to required or requested information, during the course of the audit; (b) any major issues as to the adequacy of the Company's internal controls, any special audit steps adopted in light of material control weaknesses or significant deficiencies, and any significant recommendations for change or improvement in administrative and/or internal control procedures; (c) management's handling of any proposed audit adjustments; (d) any significant disagreement among management and the independent auditors; and (e) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

  •
  Review, at least annually, a report from the independent auditors as required by the Independence Standards Board (or any successor body) regarding the auditors' independence, and discuss such report with the independent auditors, and if so determined by the Audit Committee, take appropriate action to satisfy itself of the independence of the auditors.

  •
  Review, at least annually, a report by the independent auditors describing: (a) such firm's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review (if applicable), of such firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting any independent audits carried out by such firm and the response of such firm to same; and (c) (to assess such firm's independence) all relationships between the independent auditors and the Company.

  •
  Following completion of the annual audit and in conjunction with the other annual and quarterly reviews listed above, review with management the independent auditors' qualifications,

    performance, and independence, including review and evaluation of the lead partner and present to the Board, the Audit Committee's conclusions regarding this review.

Financial Reporting

  •
  Review with management and the independent auditors the Company's quarterly and annual financial statements, notes, and related information prepared by management, including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any report or opinion rendered by the independent auditors, and recommend that the annual financial statements, notes, and related information be included in the Company's Annual Report on Form 10-K.

  •
  Review significant accounting and reporting issues, including recent accounting and regulatory pronouncements and initiatives, and any off-balance sheet structures, and consider their potential impact on the Company's financial statements.

  •
  Review major issues regarding accounting principles and financial statement presentations, including significant changes to the Corporation's selection or application of accounting principles and practices.

  •
  Discuss generally with management, the Company's earnings press releases, as well as financial information and earnings guidance (if any) provided to analysts and ratings agencies.

Corporate Compliance

  •
  Regularly monitor the functioning of the Company's programs for compliance with legal and ethical standards.

  •
  Periodically review significant pending litigation affecting the Company and the findings of any significant examinations or investigations by judicial, governmental, or regulatory agencies.

  •
  Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Corporate Finance

  •
  Review the Company's financial strategies, policies, and programs, its capital structure, and the management of its Balance Sheet.

  •
  Review and make suggestions concerning management recommendation to the Board regarding financings for the Company, including the sale or purchase of corporate securities and placement of long-term debt.

  •
  Review the employment and security of the Company's liquid assets, including review of short and long-term investment and currency risk strategies.

  •
  Review and make recommendation to the Board regarding financial impact and methods of financing acquisitions and divestitures by the Company.

  •
  Review the Company's guidelines and policies with respect to risk assessment and risk management.

Disclosure Controls and Procedures and Internal Control Over Financial Reporting

  •
  Review the process used by management to evaluate and report on the effectiveness of, and changes in, internal control over financial reporting, and to ascertain the occurrence of any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

  •
  Review any disclosures made to the Audit Committee by the Company's Chief Executive Officer or Chief Financial Officer during their certification process for the Form 10-Q and Form 10-K regarding any significant deficiencies or material weaknesses in the design or operation of the Company's internal control over financial reporting or any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

Annual Report

        Prepare a report of the Audit Committee for inclusion in the Corporation's proxy statement, in accordance with applicable rules and regulations.

IV.    Investigations, Advisors, and Funding

        The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain independent legal, accounting, or other advisors as it deems necessary or appropriate to conduct such investigations or to carry out its responsibilities. The Company shall provide for appropriate funding, as determined by the Audit Committee, for the payment of compensation to such legal, accounting, or other advisors and to the Company's independent auditors for the purpose of preparing or issuing an audit report of performing other audit, review, or attest services. The Company shall also provide for appropriate funding, as determined by the Audit Committee, for funding the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.     Performance Evaluation

        The Audit Committee shall evaluate its performance on an annual basis.

VI.   Charter Review

        The Audit Committee shall review and reassess the adequacy of this Charter on an annual basis.

Exhibit B

Cyanotech Corporation
Nominating and Governance Committee Charter
(As amended through June 2004)

I.     Organization

        The Nominating and Governance Committee (the "Nominating Committee") shall consist of two or more Directors as designated by the Cyanotech Board of Directors ("Board"). All members of the Nominating Committee shall satisfy the independence requirements as defined in Nasdaq Rule 4200A. Members of the Nominating Committee may be removed by the Board at any time.

        Meetings of the Nominating Committee shall be called by the Chairman of the Board, the Corporate Secretary, a co-chair of the Nominating Committee or any two Committee members. The determination of quorum for the transaction of business at any meeting of the Nominating Committee shall be made in accordance with the By-Laws of Cyanotech Corporation ("Cyanotech" or the "Company"), and all matters shall be determined by a majority vote of the members present.

        The Nominating Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Nominating Committee.

II.    Purpose of the Nominating Committee

        The purpose of the Nominating Committee shall be to assist the Board in identifying individuals qualified to serve as members of the Board, recommending Nominating Committee assignments and responsibilities of the Board, evaluating Board and management effectiveness, developing, monitoring, and recommending to the Board corporate governance principles applicable to the Company, and generally taking a leadership role in shaping, and advising the Board on, corporate governance and related matters.

III.  Responsibilities & Duties

        In furtherance of the Nominating Committee's purpose, and in addition to any other responsibilities that may be assigned to it from time to time by the Board, the Nominating Committee shall have the following responsibilities and duties:

Corporate Governance Guidelines

        Develop and recommend to the Board a set of corporate governance guidelines, which shall reflect at a minimum any requirements of applicable law of listing standards, and review such guidelines on a periodic basis and recommend changes as the Nominating Committee deems necessary or advisable.

Director Nomination

        Identify individuals qualified to serve as members of the Board consistent with criteria approved by the Board and corporate governance guidelines and select, or recommend, that the Board select Director nominees for the annual meetings of stockholders. The Nominating Committee shall also consider any candidate recommended by Company management or the stockholders in light of the criteria for selection of new directors.

        Consider and make recommendations to the Board concerning candidates to fill positions on the Board, including as a result of removal, resignation, or retirement of any Director, an increase in the number of seats on the Board, or otherwise.

Director Compensation

        Make recommendations to the Board concerning the compensation of independent Directors consistent with the Corporate Governance Guidelines.

Committees

        Advise the Board with respect to the charters, structure and operations of the various committees of the Board and qualifications for membership thereon, including policies for removal of members.

Conflicts of Interest

        Consider possible conflicts of interest of members of the Board and executive officers, including review and approval of executive officers serving as directors of other companies.

Evaluation of Board

        Review Board procedures and practices, including the functioning and effectiveness of the Board, its Committees, and its individual members.

        The Nominating Committee shall report its activities to the full Board on a regular and timely basis to keep the Board informed of the Nominating Committee's activities.

IV.    Consultants

        The Nominating Committee may obtain advice and assistance from such internal and external advisors as it deems appropriate in connection with the discharge of its duties, including assisting it in the evaluation of Director compensation and the identification of Director candidates. The Nominating Committee shall have authority to retain and terminate any external advisors, including sole authority to approve such advisor's fees and other retention terms with unanimous approval of the full Board. The Corporation shall provide for appropriate funding, as determined by the Executive Committee of the Board, for payment of compensation to such external advisors and for ordinary administrative expenses of the Nominating Committee that are deemed necessary and appropriate in carrying out its duties.

V.     Performance Evaluation

        The Nominating Committee is subject to annual evaluation of performance by the entire Board.

VI.   Charter Review

        The Nominating Committee shall review and reassess the adequacy of this Charter on an annual basis.

Exhibit C

Cyanotech Corporation
Compensation and Stock Option Committee
(As amended through June 2004)

I.     Organization

        The Compensation and Stock Option Committee (the "Compensation Committee") shall consist of two or more directors as designated by the Board of Directors (the "Board"). All members of the Compensation Committee shall satisfy the independence requirements as defined in Nasdaq Rule 4200A. Members of the Compensation Committee may be removed by the Board at any time.

        Meetings of the Compensation Committee shall be called by the Chairman of the Board, the Secretary of the Company, or a co-chair of the Compensation Committee.

II.    Purpose of the Compensation Committee

        The purpose of the Compensation Committee shall be to review and make recommendations to the full Board concerning the Company's executive compensation policies and practices, bonus plans, incentive option plans and to approve the grant of stock options to officers, employees and consultants of the Company.

III.  Responsibilities and Duties

        In furtherance of the Compensation Committee's purpose, and in addition to any other responsibilities that may be assigned to it from time to time by the Board, the Compensation Committee shall have the following responsibilities and duties:

  •
  Review and approve corporate goals and objectives relevant to the compensation of the CEO of the Company, evaluate the CEO's performance in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO's compensation level based on this evaluation (in making such determination, the Compensation Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company's CEO in past years).

  •
  Review and approve all compensation arrangements with executive officers of the Company, including base salary, perquisites, incentive compensation, and equity-based compensation.

  •
  Make recommendations to the Board with respect to the establishment and terms of incentive compensation and equity-based plans and administer such plans, including, to the extent the Compensation Committee deems appropriate, approving grants of awards under such plans.

  •
  Review and approve any employment agreement or severance agreement entered into between the Company and the CEO, or any member of the executive officer group, and consult with management with respect to any such agreement entered into between the Company and any other executive officer.

  •
  Review and approve any change of control agreement entered into between the Company and the CEO or any other executive officer.

  •
  Develop and review management development and succession plans for the procedures for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the CEO.

  •
  Establish and review periodically policies with respect to ownership of the Company's stock by members of senior management.

  •
  Appoint and terminate the appointment of the named fiduciary or fiduciaries of any employee benefit plan covering employees of the Company subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and the terms of the applicable plan documents.

  •
  Produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

        The Compensation Committee shall report its activities to the full Board on a regular and timely basis so that the Board is kept informed of its activities.

IV.    Compensation Consultants

        The Compensation Committee may obtain advice and assistance from such internal and external advisors as it deems appropriate in connection with the discharge of its duties. In the case of external advisors that the Compensation Committee seeks to engage, or any other external advisors engaged by the Company to assist in the evaluation of CEO or executive compensation, the Compensation Committee shall have sole authority to retain and terminate such advisors, including sole authority to approve such advisor's fees and other retention terms. The Company shall provide for appropriate funding, as determined by the Compensation Committee, for the payment of compensation to such external advisors and for ordinary administrative expenses of the Compensation Committee that are necessary or appropriate in carrying out its duties.

V.     Performance Evaluation

        The Compensation Committee shall evaluate its performance on an annual basis.

VI.   Charter Review

        The Compensation Committee shall review and reassess the adequacy of this Charter on an annual basis.

Exhibit D

Cyanotech Corporation

2004 Independent Director Stock Option and Restricted Stock Grant Plan

I.     Purposes

        The purposes of this 2004 Independent Director Stock Option and Restricted Stock Grant Plan (the "2004 Plan") are: i) to provide additional incentive for securing and retaining qualified non-employee persons to serve on the Board of Directors of Cyanotech Corporation ("Cyanotech" or the "Company"); and ii) to enhance the future growth of the Company by further aligning the independent directors' interests with the interests of the Company and its stockholders.. It is intended that all Stock Options granted under the 2004 Plan will be Non-Qualified Stock Options.

II.    Definitions

(a)
In the 2004 Plan, except where the context otherwise indicates, the following definitions apply:

(1)
"Company" or "Cyanotech" means Cyanotech Corporation, a Nevada corporation.

(2)
"Board" means the Board of Directors of the Company.

(3)
"Independent Director" means a person who as of any applicable date is a member of the Company's Board and is considered "independent" under Nasdaq Rule 4200A.

(4)
"Share" means a share of Stock that has been previously: (i) authorized but unissued; or (ii) issued and reacquired by the Company.

(5)
"Stock" or "Common Stock" means the common stock, $0.005 par value per share, of the Company, authorized or outstanding on the Effective Date, or any common stock or equity securities that may be issued in respect of such Common Stock in the even of any stock split, combination of Shares, recapitalization or other change in the Company's then outstanding Common Stock.

(6)
"Stock Option" or "Option" means an option to purchase Shares issued hereunder.

(7)
"Code" means the Internal Revenue Code of 1986, as amended. References herein to any section of the Code shall include any successor section of the Code or its successor.

(8)
"Non-Qualified Stock Option" means an option which does not meet the requirements of Section 422A(b) of the Code.

(9)
"Participant" means any Independent Director of the Company who is granted a Stock Option or Stock hereunder.

(10)
"Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

(11)
"Disability" means the Participant so affected is unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A determination by a majority of the Board, other than the Participant, as to whether the Participant has incurred a Disability shall be final and conclusive as to all interested parties.

(12)
"Designated Beneficiary" means the person designated to be entitled, on the death of a Participant, to any remaining rights arising out of a Stock Option grant. If no such designation has been made by the Participant, or if the Designated Beneficiary should pre-decease the

    Participant, any remaining rights arising out of a Stock Option grant shall inure to the executor or administrator of the Participant's estate or to his/her heirs at law if there is no administration for the Participant's estate.

  (13)
  "Effective Date" means the date on which the 2004 Plan is approved by the stockholders of the Company.

  (14)
  "Fair Market Value" means, with respect to valuation of a share of the Company's Common Stock on any date herein specified, the closing sale price for such date (on which trades have occurred) as quoted by the Nasdaq Small-Cap Market List, or if the Company's Common Stock is listed on an alternate national securities exchange as of such date, the closing sale price reported by such national securities exchange for such date. If the Common Stock is not included in the Nasdaq Small-Cap Market List or is not listed on an alternate national securities exchange as of such date, "Fair Market Value" shall mean the closing sale price quoted by an established quotation service for over-the-counter securities. In the event the Common Stock is not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made by the Board in good faith in such manner as it deems appropriate. In no event shall the "Fair Market Value" be lower than the par value per share of the Company's Common Stock.

  (15)
  "Terminate" means to cease to be a Director of the Company.

  (16)
  "Termination of Directorship" means the cessation of any Participant to be a Director for any reason whatsoever, voluntarily or involuntarily. A Termination of Directorship shall be deemed to occur on the actual date of such termination (by death, disability, retirement, resignation, non-election or otherwise).

III.  Grants of Stock Options and Restricted Stock

(a)
Options    Options will be granted to persons who are newly elected Independent Directors of the Company. On the Effective Date, each newly elected Independent Director shall receive without the exercise of the discretion of any person or persons, 10-year Options exercisable for 4,000 shares. Thereafter, as of the date of the annual meeting of stockholders in each year after 2004 that the 2004 Plan is in effect, as provided in Section V hereof, each Independent Director then elected or continuing in office who did not previously receive a grant of Options hereunder shall receive, without the exercise of the discretion of any person or persons, 10-year Options exercisable for 4,000 Shares. If, as of such annual meeting date, there are not sufficient Shares available under the 2004 Plan to allow for the grant to each eligible Independent Director of Options of Shares pursuant to Section III (d) for the number of Shares provided herein, each eligible Independent Director shall receive Options or Shares for a pro rata share of the total number of Shares available under the 2004 Plan. All Options granted under the 2004 Plan shall be (i) at the Option price set forth in subsection (b) of this Section III, (ii) subject to the exercise restriction set forth in subsection (c) of this Section III, and (iii) subject to adjustment as provided in Section VII and to the terms and conditions set forth in Section VIII.

(b)
Purchase Price    The purchase price of Shares issued under each Option (sometimes also referred to as the exercise price) shall be at the Fair Market Value of Shares subject to the Option on the date the Option is granted.

(c)
Vesting    All Options granted hereunder shall vest and become exercisable six months from the date of grant.

(d)
Restricted Stock Grants    As of the date of the annual meeting of stockholders in each year after 2004 that the 2004 Plan is in effect, as provided in Section V, each Independent Director then elected or continuing in office who had previously received a stock option grant pursuant to

  Section III(a) will be issued, without the exercise of the discretion of any person or persons and without payment, 3,500 Shares of the Company's fully paid and non-assessable Shares of Common Stock. If, as of such annual meeting date there are not sufficient Shares available under the 2004 Plan to allow the grant to each eligible Independent Director of Shares or Options pursuant to Section III(a) for the number of shares provided herein, each eligible Independent Director will receive Shares or Options for a pro rata share of the total number of Shares available under the 2004 Plan. All Shares granted under this Section III(d) are non-transferable for six months following the grant date.

(e)
No Independent Director shall be required to forfeit or otherwise return to the Company any Shares of Common Stock issued to him or her as a grant pursuant to the 2004 Plan notwithstanding any change in status of such Independent Director which renders him or her ineligible to continue as a Participant in the 2004 Plan. Any person who is an Independent Director immediately following the date of the Company's Annual Meeting of Stockholders shall be entitled to receive an Option or Stock grant notwithstanding any change in status of such Independent Director which renders such Director ineligible to continue participation in the 2004 Plan prior to delivery of certificates evidencing Shares of Common Stock.

IV.    Administration

(a)
The 2004 Plan shall be administered by the Company's Chief Executive Officer and Chief Financial Officer ("Administrators"). The Administrators are responsible for administering the 2004 Plan. The Administrators have authority to adopt rules as they may deem appropriate to carry out the purposes of the 2004 Plan, have authority to interpret and construe the provisions of the 2004 Plan and any agreements and notices under the 2004 Plan and to make determinations pursuant to any 2004 Plan Provision. Each interpretation, determination or order or action made or taken by the Administrators pursuant to the 2004 Plan is final and binding on all persons. The Administrators are not liable for any action or determinations made in good faith, and are entitled to indemnification and reimbursement in the manner provided in the Company Articles of Incorporation and By-Laws as such documents may be amended from time to time.

(b)
The Administrators may, in their discretion, delegate duties to an officer or employee or a committee composed of officers or employees of the Company, but it may not delegate its authority to apply and interpret this 2004 Plan.

V.     Term

        The term of this 2004 Plan commences on the Effective Date and will terminate at 11:59 PM (Hawaii Standard Time) on the date of the annual meeting of stockholders in the year 2014. This 2004 Plan shall remain in effect for the purposes administration of any Stock Options granted pursuant to its provisions and no such Stock Option granted during the term of this 2004 Plan shall be affected adversely by the termination of the 2004 Plan.

VI.   Shares Reserved; Options Grantable and Exercisable

(a)
Subject to adjustment as provided in Section VII hereof, a total of 250,000 Shares shall be subject to issuance under the 2004 Plan. The Shares subject to the 2004 Plan shall be and are hereby reserved for issuance pursuant to the 2004 Plan. Any of the Shares that are not subject to outstanding Options at the termination of the 2004 Plan shall cease to be reserved for the purposes of the 2004 Plan. If any Option expires or is cancelled prior to its exercise in full, the Shares theretofore subject to such Option will return to the pool of available Shares may again be granted by an Option or Stock Grant under the 2004 Plan.

(b)
As to a Participant, an Option ceases to be exercisable, as to any Share, when the Participant purchases the Shares or when the Option lapses.

VII. Adjustments

(a)
The existence of outstanding Stock Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of, or affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets of business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)
If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then: (i) the number and per share price of shares of Common Stock subject to outstanding Stock Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise of a Stock Option, for the same aggregate cash consideration, the same total number and class or classes of Shares as the Participant would have received had he or she exercised his or her Stock Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class or classes of shares then reserved for issuance under the 2004 Plan shall be adjusted by substituting for the total number of Shares of Common Stock then reserved that number and class or classes of Shares of Common Stock that would have been received by the owner of an equal number of outstanding Shares of Common Stock as the result of the event requiring the adjustment.

(c)
If, while unexercised Stock Options remain outstanding under the 2004 Plan: (i) the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or the Common Stock is converted into other securities, cash or other property in connection with such merger or consolidation; (ii) the Company sells or otherwise disposes of substantially all its assets to another person, corporation or entity; (iii) the Company is liquidated or dissolved; (iv) over 50 percent of the outstanding Common Stock is acquired by another corporation in exchange for stock (or stock and other securities) of such corporation; or (v) over 50 percent of the then outstanding Common Stock is acquired in a single transaction or a series of related transactions, then after the effective date of such merger, consolidation, exchange, liquidation, sale or acquisition, as the case may be, each holder of an outstanding Stock Option shall be entitled, upon exercise of such Stock Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities of the Company or the surviving or acquiring corporation or such other property at the same rate per share as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, exchange liquidation, sale or acquisition.

(d)
Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into shares or stock of any class, for cash, property, labor, or services, either upon direct sale, exercise of tights of warrants to subscribe therfor, or conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of Shares of Common Stock then subject to outstanding Stock Options.

VIII. Terms and Conditions of Stock Options

(a)
During the Participant's life, the Stock Option is exercisable only by the Participant or by his or her guardian or legal representative.

(b)
A Stock Option under this 2004 Plan is not assignable or transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and is not subject, in whole or in part, to attachment, execution or levy of any kind.

(c)
Any Stock Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(d)
Stock Options shall be exercised by the delivery of written notice to the Company setting forth the number of Shares of Common Stock with respect to which the Stock Option is to be exercised and, subject to the provisions hereof, the address to which the certificates representing shares issuable upon the exercise of such Stock Option shall be mailed. In order to be effective, such written notice shall be accompanied at the time of its delivery to the Company by payment of the exercise price of such Shares, which payment shall be made in cash or by check, bank draft, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the exercise price of such Shares or as provided in subsection (e) below. Such notice shall be delivered in person to the Secretary of the Company, or shall be sent by registered mail, return receipt requested, to the secretary of the Company, in which case, delivery shall be deemed made on the date such notice is deposited in the mail. When Shares are to be issued or delivered pursuant to the 2004 Plan, but only to the extent that the Company determines that tax withholding is required pursuant to applicable law or regulation, the Company shall require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares, which payment may be made in the manner set forth above or in the manner permitted by clause (c) below.

(e)
Alternatively, payment of the exercise price may be made, in whole or in part, by delivery of Shares previously issued to the Participant. Unless otherwise permitted by the Board, payment of the exercise price in Shares shall be made only with Shares owned by the Participant for at least six (6) months. If payment is made in whole or in part in Shares owned by the Participant, then the Participant shall deliver to the Company, exercised: (i) certificates registered in the name of such Participant, free of all liens, claims and encumbrances of every kind and having a Fair Market Value as of the date of delivery of such notice that is not greater than the exercise price of the Shares of Common Stock with respect to which such Stock Option is to be exercised plus any applicable tax required to be withheld by the Company, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates; and (ii) if the exercise price of the Shares with respect to which such Stock Option is to be exercised exceeds such Fair Market Value, cash or check, bank draft or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the amount of such excess.

(f)
Stock Options granted to any Participant under this 2004 Plan shall be subject to the following conditions:

(1)
The price per share shall be as set forth in Section III.

(2)
Except as otherwise provided in paragraph (3) below, each Stock Option shall have a term of ten (10) years from the date such Option is granted and shall vest in accordance with Section III(c) hereof.

  (3)
  A Stock Option shall laps and expire in the following situations:

  i.
  If a Termination of Directorship occurs with respect to any Participant, for any reason other than death or Disability, any and all unexercised and vested Stock Options held by such Participant shall expire: (A) as of 12:01 AM (Hawaii Standard Time) on the date which is three (3) months after the date of such Termination of Directorship; or (B) on the expiration date of the term of the Stock Option, whichever date is earlier.

  ii.
  If a Termination of Directorship occurs with respect to any Participant by reason of the death or Disability of such Participant, any and all unexercised and vested Stock Options shall expire: (A) as of 12:01 AM (Hawaii Standard Time) on the date which is one (1) year from the date of the Termination of Directorship due to such death or Disability; or (B) on the expiration date of the term of the Stock Option, whichever date is earlier. Any such vested and unexercised Stock Option may be exercised by the Designated Beneficiary of a deceased Participant, or the legal guardian of a disabled Participant, subject to all applicable provisions of the 2004 Plan.

  iii.
  In the event of Participant's Termination of Directorship for any reason other than not being re-elected at an annual meeting of stockholders, including death or disability, any portion of a previously granted Stock Option that was not exercisable on the date of such Termination of Directorship shall automatically expire as of 12:01 AM (Hawaii Standard Time) on the date of Termination of Directorship, and no further vesting of such Stock Option shall occur.

IX.   Power to Amend

        The Board of Directors may modify, revise or terminate the 2004 Plan at any time and from time to time; provided, however, that the 2004 Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, or the regulations thereunder, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder; and provided, further, that without the approval of the holders of at least a majority of the outstanding Shares of the Company's voting stock, the Board of Directors may not (i) materially increase the benefits accruing to Participants under the 2004 Plan; (ii) change the aggregate number of Shares which may be issued under the 2004 Plan; (iii) reduce the Option price at which Options have been granted; or (iv) change the class of persons eligible to receive Options. However, no termination or amendment of the 2004 Plan may, without the consent of the holder of any Option then outstanding adversely affect the rights of such holder under the Option.

X.    Exercise of Options; No Registration

        The Company shall not be required to sell or issue any shares of Common Stock under any Stock Option or grant Shares if the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law, statute, or regulation of any governmental authority whether it be Federal or State. Specifically, in connection with the Securities Act, upon grant of Shares or exercise of any Stock Option, unless a registration statement under the Securities Act is in effect with respect thereto, the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder is acquiring such shares of Common Stock for investment and not with a view to the distribution thereof, and that such shares of Common Stock may otherwise be issued without registration under the Securities Act or state securities laws. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of a Stock Option, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority. Certificates for Stock issued under the 2004 Plan are subject to such legends, stock transfer orders and other restrictions as the Company may consider necessary or advisable.

XI.   Withholding

        The provisions of this section shall apply only to the extent that the Company determines that tax withholding is required, pursuant to applicable law or regulation, at the time that Shares are to be issued or delivered pursuant to the 2004 Plan. If the Company determines that tax withholding is required, the Company shall require the Participant to remit to the Company and amount sufficient to satisfy any applicable federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for Shares. The Company shall also have the right to withhold from any fees or other compensation payable by the Company to the Participant an amount sufficient to satisfy any applicable federal, state and local withholding tax requirement.

XII. Stock Option Agreement

        The Stock Options awarded to a Participant shall be evidenced by a separate written agreement (the "Stock Option Agreement") which shall be subject to the terms and provisions of the 2004 Plan, and which shall be signed by the Participant and by a duly authorized officer, other than the Participant, in the name of and on behalf of the Company. In the event of any inconsistency or conflict between the terms of the 2004 Plan and a Stock Option Agreement, the terms of the 2004 Plan shall govern.

XIII. No Rights as Stockholder

        A holder of a Stock Option shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a certificate for such Shares. Except as otherwise provided in Section VII, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued.

XIV. No Right to Reelection

        Nothing in the 2004 Plan is to be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon an Independent Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

XV.  No Assignment or Allocation of Benefits

        No right or benefit under this 2004 Plan shall be subject to anticipation, alienation, sale assignment, pledge, encumbrance, or charge and any such act shall be void, except for any transfer pursuant to the Participant's will or under the laws of descent and distribution or as otherwise permitted pursuant to Section VIII hereof. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contract, liabilities, or torts of the person entitled to such right or benefit.

XVI. Gender, Tense and Headings

        Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the construction of this 2004 Plan. The words, "hereunder," "herein," "hereof" and similar compounds of the word "here" shall refer to the entire 2004 Plan and not to any particular section or provision.

XVII. No Guarantee of Tax Consequences

        The Company makes no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any Non-Employee Director participating or eligible to participate herein.

XVIII. Severability

        In the event that any provision of this 2004 Plan is held to be illegal, invalid or unenforceable, such provision shall be fully severable, but shall not affect the remaining provisions of the 2004 Plan, and the 2004 Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

XIX. Stockholder Approval

        Notwithstanding any other provision of the 2004 Plan, the 2004 Plan must be approved by the holders of at least a majority of the shares of Stock present, or represented, and entitled to vote thereon, at a duly held stockholders' meeting within 12 months after the date of its adoption by the Board, and no Stock Options or no shares of Common Stock shall be issued under the 2004 Plan until such approval has been secured.

XX. Interpretations

        The provisions of the 2004 Plan shall be construed, administered, and governed by the laws of the State of Hawaii, without giving effect to principles of conflicts of laws, and, to the extent applicable, the laws of the United States of America and the State of Nevada.

XXI. Government Regulations

        The 2004 Plan, the granting and exercise of Stock Options and Shares thereunder, and the obligations of the Company to sell and deliver Shares under such Stock Options, are subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Exhibit E

Cyanotech Corporation Corporate Code of Conduct and Ethics

I.     INTRODUCTION

        We at Cyanotech Corporation ("Cyanotech", the "Company") are committed to the highest standards of business conduct in our relationships with each other, our customers, suppliers, shareholders and with the communities that we serve. Building trust, respect and integrity into our operations is everybody's business; our constituencies' loyalty and confidence depend upon our ability to incorporate ethical standards into our daily decisions, actions and interactions. This requires that we conduct our business in accordance with all applicable laws and regulations and in accordance with the highest standards of business ethics. Cyanotech's Corporate Code of Conduct and Ethics (the "Code"), which has been approved by our Board of Directors, helps each of us in this endeavor by providing a statement of the fundamental principles and key policies and procedures that govern the conduct of our business.

        The Code applies to Cyanotech and all of its subsidiaries (together, the "Company"). Any reference to the Company in the Code includes Cyanotech and all the subsidiary companies of Cyanotech, including Nutrex Hawaii, Inc. ("Nutrex") and Cyanotech Japan YK ("CJYK"). All Company employees (which for purposes of the Code includes all full-time, part-time, contract, and temporary employees) are required to abide by the Code, and all directors and independent contractors are required to abide by the Code to the extent that they are carrying out Cyanotech duties.

        The Code cannot and is not intended to cover every applicable law or provide answers to all questions that might arise; for that we must ultimately rely on each person's good sense of what is right, including a sense of when it is proper to seek guidance from others on the appropriate course of conduct. Our business depends on the reputation of the Company and its employees for integrity and principled business conduct. Thus, in many instances, the policies referenced in the Code go beyond the requirements of the law.

        The Company has adopted a set of core values. These core values are:

        Integrity    Our strength and character as an organization begins with each of us as individuals. We are committed to honesty in our dealings with each other and our customers, trustworthiness in our conduct and responsibility in our word and our deeds.

        Employees    We recognize that our employees are essential to our success. Our goal is to treat them with respect and dignity and support them in reaching their full potential.

        Customer Service    Each of our operating companies is dedicated to providing high-value products and services to its customers at a fair price.

        Shareholder Value    We recognize that as a public corporation we are the guardians of our owners' investment. Consistent with the values above, we will strive to maximize the value of our owners' investment over time.

        Corporate Citizenship    We recognize our responsibility to assume leadership in making our respective communities better places to live.

        Environmental Sensitivity    We recognize that our Company has an obligation to operate in a manner which is environmentally responsible.

        These core values should serve as a guide in conducting your business on behalf of the Company. In this regard, you should be especially alert and sensitive to situations that might compromise your credibility, integrity or relationship with our customers, suppliers, shareholders, communities that we serve or your fellow employees. In most cases, it is easy to apply our core values to business situations. Occasionally, however, you may feel uncomfortable or uncertain, in which case, feel free to discuss your questions with one or more of the following individuals: your supervisor, your human resources vice president, manager or director, the Compliance Officer, or in certain cases, the Chief Executive Officer ("CEO"). In the Code, "Compliance Officer" means the Cyanotech Vice President-Finance & Administration & Corporate Secretary.

        When uncertain about the "right thing to do," it might be useful to ask yourself these five questions:

  1.
  Safety—Would anyone's life, health or safety be potentially compromised by my action or inaction?

  2.
  Legal—Would any national, state, or local law, rule or regulation be broken by my action or inaction?

  3.
  Policy—Would my action or inaction violate any Company policy or approved practice?

  4.
  Pride—Would I be embarrassed if the full details of my actions or failure to act were made known to my supervisor, co-workers, Company shareholders, friends, family or to the public?

  5.
  Appearance—Might my intended action or inaction appear to be inappropriate, dishonest or reflect poorly on the Company in any way?

        If you answer "yes" to any one of these five questions, you should discuss the situation with an appropriate resource person, as described above. Our job is to help you make the best possible decision, to use our values wisely to build a stronger Company and to ensure that trust, respect and integrity are the foundation of all that we do.

        The following pages describe how these core values apply to our daily decisions and work; naturally, this is not all inclusive, but merely a framework for understanding and using our guiding principles.

II.    BEHAVIOR

Conduct Supporting our Core Values

        As members of the community, your conduct reflects on the Company. At all times you must conduct yourself in ways that build customer confidence and the Company's credibility in the community. Any behavior that compromises customer and community confidence is unacceptable. Examples of such behavior include but are not limited to:

  •
  Consumption of alcoholic beverages other than as permitted at functions or events approved by an executive officer (as used in the Code, "executive officer" means any officer of Cyanotech), possession or the unprescribed use or distribution of any controlled substance or illegal drug, or any other illegal act which occurs on work premises (including any non-Company site where you are performing work on behalf of the Company) or during your work hours (including meal breaks or rest periods) or which interferes with work performance.

  •
  Dishonest acts, including stealing, lying, falsifying documents or taking property for unauthorized use.

  •
  Misusing Company funds, including submitting false expense reports or purchasing items for personal use.

  •
  Conducting, other than on an incidental and occasional basis, personal matters on work premises or on Company time.

  •
  Gambling on Company property or on the job at any time.

  •
  Displaying any violent behavior or threatening violence in the workplace or work site. Joking about violence or potential violence, or making ethnic or racial comments is not acceptable behavior. "Violence" is defined to include physically harming oneself or another, shoving, pushing, harassment, verbal or physical intimidation, coercion, brandishing weapons, and threats of violence. Other conduct or behavior may constitute violence when considered in the context of the surrounding circumstances.

  •
  Unauthorized possession of firearms or other weapons on Company premises.

  •
  Using, other than on an incidental and occasional basis, Company resources (including vehicles, tools, computer systems, telephones and photocopying facilities) for non-job-related purposes unless approved by the Company or approved in advance by your supervisor.

  •
  Carelessness regarding Company property and equipment and failing to prevent waste, loss, misuse or theft.

  •
  Failing to comply with occupational health and safety regulations, industry safety standards and Company accident prevention manuals.

  •
  Failing to follow all laws relating to public health, safety and the environment.

  •
  Soliciting, accepting, giving or offering improper payments (including money, services, goods or favors) of any kind to, from or for any person or organization for any reason whatsoever. A payment is improper if it creates a feeling of obligation or interferes with the exercise of good judgment in business decisions. Food that is intended to be consumed on the work premises is an example of what would normally be considered acceptable and, therefore, not an improper form of payment.

  •
  Borrowing or having outstanding loans in amounts over $100 from fellow employees or asking another employee to co-sign or guarantee a promissory note. This does not apply to related employees.

  •
  Using the Company's name, directly or indirectly, to endorse products or services or other firms or individuals that supply them, without the advance approval of an executive officer.

  •
  Any other conduct that prevents you from being able to perform your assigned duties competently, safely, efficiently and impartially.

III.  INFORMATION

        In order to protect the privacy of our customers and provide them with outstanding service, you must manage the information for which you are responsible with care, precision and discretion. Accurate and reliable records are of critical importance to the Company in meeting legal, financial and management obligations. You must ensure the accuracy of all Company accounts, reports, bills, invoices, records and correspondence for which you are responsible.

        Cyanotech is required to file various periodic reports with the Securities and Exchange Commission and other governmental agencies, and it is Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws and regulations in all required periodic reports. No entry should be made on the books and records of the Company that intentionally hides or disguises the true nature of any transaction. At no time may unrecorded funds or assets of the Company be established or maintained. Only lawful payments under federal and state laws are authorized. Company documents or information from Company records may not be released to anyone outside the Company without a valid business purpose and the written consent of your department manager or an executive officer.

        The Company has established internal control policies and procedures to protect Company assets, to ensure compliance with applicable laws and regulations and to produce financial records and reports that are accurate and reliable. We are all responsible for maintaining and complying with these controls including reporting suspected improper actions. The first available avenue of defense against such fraud is to write the CEO, Chief Financial Officer ("CFO") or Controller directly with your concerns. If you suspect an improper action, full disclosure should be made to the Compliance Officer, Company Controller, CFO or CEO, any of whom should promptly notify the Cyanotech Compliance Officer. The Compliance Officer will, as appropriate, notify the Audit Committee of the Board of Directors.

        If, however, your concern is such that you wish anonymity above this level, the Audit Committee of the Board of Directors has established procedures so that any employee of the Company may submit, on a confidential, anonymous basis if the employee so desires, any concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters. Any such concerns can be sent via e-mail to auditcomm@cyanotech.com or by accessing ww.wb-resources.com and selecting the "submit a complaint" tab. If you choose this method, please reference Company ID #6026. In addition you may express such concerns to the Audit Committee by setting forth your concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, in care of the CEO, and labeling the envelope: "To be opened by the Audit Committee only." If you would like to discuss any matter with the Audit Committee, you should indicate this in the submission and include a telephone number at which you might be contacted if it is deemed appropriate. Any such envelopes received by the CEO will be forwarded promptly to the Chair of the Audit Committee. The Audit Committee will take any action that it deems appropriate in order to respond to a complaint or concern, and the Chair of the Audit Committee will consult with other independent members of the Board of Directors as appropriate, before any decision is made with respect to the handling of a complaint or concern. Confidentiality will be maintained to the extent reasonably possible.

Protection and Proper Use of Company Assets

        We each have a duty to protect the Company's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability. We should take measures to prevent damage to and theft or misuse of Company property. When you leave the Company, all Company property must be returned to the Company. All Company assets should be used as authorized by the Company.

        The Company has all right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements or trade secrets, which directly relate to the Company's business (whether or not patentable or registrable under copyright or similar laws), which you may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, while you are an employee of the Company. All original works of authorship which are made by you (solely or jointly with others) within the scope of and during the period of your employment with the Company and which are protectible by copyright are "works made for hire," as that term is defined in the United States Copyright Act.

Confidential Information

        In the course of your employment, you may learn facts about the Company's business, plans, operations or "secrets of success" that are not known to the general public or to competitors. Sensitive information such as customer data, the terms offered or prices charged to particular customers, marketing or strategic plans, product specifications and production techniques are examples of the Company's confidential information or trade secrets. Confidential information includes all nonpublic information that might be of use to competitors, or be harmful to the Company or its customers, if disclosed. During the course of performing your responsibilities, you may obtain information concerning possible transactions with other companies or receive confidential information concerning other companies or individuals, such as our customers, which the Company may be under an obligation to maintain as confidential.

        You must maintain the confidentiality of information entrusted to you by the Company or its customers, both during your employment and after you leave the Company, except when disclosure is authorized or legally mandated. If you are uncertain as to whether disclosure of information is permissible or required, you should consult with your supervisor or the Compliance Officer, prior to disclosing the information.

        You should take every practical step to preserve the confidentiality of such information, including:

  •
  Restrict access to computer systems and system control areas containing confidential information (for example, word processing, fax machines, central computer service areas and personal workstation computers).

  •
  Lock or otherwise secure offices, workrooms, file cabinets and other storage areas containing confidential information, and make certain that all documents are filed promptly.

  •
  Remove all confidential information from conference rooms after meetings.

  •
  Limit the distribution of documents that contain sensitive or confidential information.

  •
  Use paper shredders or Company-approved vendor shredding services, as appropriate.

        See also, Paragraph XII herein ("Insider Trading").

Computer and Communication Resources

        The Company's computer and communication resources, including computers, voicemail and e-mail, provide substantial benefits, but they also present significant security and liability risks to you and the Company. It is extremely important that you take all necessary measures to secure your computer and any computer or voicemail passwords. If you have any reason to believe that your password or the security of a Company computer or communication resource has in any manner been compromised, you must change your password immediately and report the incident to the company's information technology coordinator.

        When you are using the Company's resources to send e-mail or voicemail or to access Internet services, you are acting as a representative of the Company. Any improper use of these resources could reflect poorly on the Company, damage its reputation and expose you and the Company to legal liability.

        Use of computer and communication resources must be consistent with all other Company policies, including those relating to harassment and privacy and copyright, trademark, trade secret and other intellectual property considerations.

        All of the computing resources used to provide computing and network connections throughout the organization are the property of the Company and are intended for use by Company employees to conduct the Company's business. All e-mail, voicemail and files (including personal files) stored on Company computers are Company property. Even personal messages on the Company's e-mail and voicemail systems are Company property. You should therefore have no expectation of personal privacy in connection with these resources. The Company may, from time to time and at its sole discretion, review any files stored or transmitted on its computer and communication resources, including e-mail messages, for compliance with Company policy. Incidental and occasional personal use of electronic mail and telephones is permitted, but such use should be minimized and the length of the messages should be kept as short as possible, as these messages cost the Company in both productive time and money.

        You should not use Company resources in a way that may be destructive, unlawful, disruptive or offensive to others. At all times when sending e-mail or transmitting any other message or file, you should not transmit comments, language, images or other files that you would be embarrassed to be seen by any person. Remember that your "private" e-mail messages are easily forwarded to a wide audience. In addition, do not use these resources in a wasteful manner. Unnecessarily transmitting messages and other files wastes not only computer resources, but also the time and effort of each employee having to sort and read through his or her own e-mail.

        In addition to the policies described above, the Company has extensive and well-established information technology policies which are outlined in detail in the Cyanotech Employee Handbook. You are expected to comply with all such policies to the extent applicable, but in the event of a conflict between any such policy and the Code, the Code prevails.

Record Retention

        The Company is committed to compliance with all applicable laws governing the preservation of records. The applicable records retention policies of Cyanotech provide guidance in this regard, and must be followed by all employees.

        If you learn of a subpoena or pending, imminent or contemplated litigation or a government investigation, you should immediately contact the Compliance Officer or the CEO (who shall then contact the Compliance Officer). You must retain and preserve ALL records that may be responsive to the subpoena or relevant to the litigation or that may pertain to the investigation until you are advised how to proceed. You must not destroy any such records in your possession or control. You must also affirmatively preserve from destruction all relevant records that without intervention would automatically be destroyed or erased (such as e-mails and voicemail messages). Destruction of such records, even if inadvertent, could seriously prejudice the Company. Any questions regarding whether a particular record pertains to a pending, imminent or contemplated investigation or litigation or may be responsive to a subpoena or how to preserve particular types of records should be directed to the Compliance Officer.

IV.    GIFTS, FAVORS AND ENTERTAINMENT AND PURCHASING PRACTICES

        Materials and services must be acquired on behalf of the Company on a fair and impartial basis and purchasing decisions made on the basis of quality, reasonable prices and service, and in compliance with purchasing practices according to the Company's ISO 9001:2000 guidelines. Such guidelines are located on the Company's network and are available in hardcopy by request to the Company's ISO Coordinator. Any type of gift, favor or entertainment is improper and unacceptable if it creates a feeling of obligation or interferes with the recipient's exercise of good judgment in business decisions, or creates an express or implied understanding, or impression that the recipient is in any way obligated by acceptance of the gift.

        Company policy, the U.S. Foreign Corrupt Practices Act (the "FCPA"), and the laws of many other countries prohibit the Company and its officers, employees and agents from giving or offering to give money or anything of value to a foreign official, a foreign political party, a party official or a candidate for political office in order to influence official acts or decisions of that person or entity, to obtain or retain business, or to secure any improper advantage. You must comply with the FCPA.

Gifts, Favors and Entertainment

        Many companies use gifts, favors and entertainment to express their appreciation to those with whom they do business. The Company recognizes that this practice exists, but cautions you against soliciting or receiving any benefit that might in any way create a feeling of obligation or interfere with your exercise of good judgment in business decisions or the value of which is not reasonable under the circumstances.

The following are considered improper:

  •
  Gifts, favors and entertainment received as an employee from a current, past or potential supplier, vendor or other person on a frequent basis or where the value exceeds a reasonable amount under the circumstances.

  •
  Cash or monetary payment from a current, past or potential supplier, vendor or other person.

  •
  Goods or services purchased for personal use at significantly reduced prices not available to the general public on a frequent basis or where the difference in value exceeds a reasonable amount under the circumstances.

The following are generally considered acceptable:

  •
  Entertainment, invitations to social events, working luncheons, and other business-related events that are in good taste, provided in moderation as part of the normal business practice and reasonable in value under the circumstances.

  •
  Advertising or sales promotion items of nominal value that carry a company name or trademark. Such items include pens, pencils, note pads, key chains and calendars.

  •
  Reasonable food items, such as snacks offered as a gesture of hospitality, but not under any obligation.

  •
  Discounts or rebates on goods or services that do not exceed those available to the general public or which are provided under a company-sponsored program.

  •
  Gifts, favors or entertainment related to generally recognized events or occasions, such as a promotion, new job, wedding, retirement, holiday or birthday, and that are reasonable in value under the circumstances.

Purchasing Practices

        Employees, including those who work in areas such as marketing, sales, engineering, purchasing and contract administration, regularly come in contact with suppliers, contractors or customers selling goods and services to the Company. These employees, in particular, and those who supervise them, must exercise caution to ensure that acceptable purchasing practices are followed. These include:

  •
  Promote positive supplier relationships through fair dealing and impartiality and avoid any appearance of favoritism or special consideration (other than through a formally structured business alliance approved by your respective company president).

  •
  Avoid potential conflicts between personal and business interests.

  •
  Do not solicit or accept for yourself (or any other person) money, loans, credit, gifts, favors or entertainment in order to obtain or retain business, realize higher or lower prices or obtain any other benefit for the Company.

  •
  Consider all possible consequences, including public perception, when handling confidential or nonpublic information regarding purchasing.

  •
  Refrain from suggesting or implying to any supplier, contractor or customer that purchases or sales by the Company are dependent upon purchases or sales from the Company by the supplier, contractor or customer.

  •
  Obey applicable federal, state and local laws governing purchasing practices.

V.     SOLICITATIONS AND CONTRIBUTIONS

Solicitations

        Soliciting contributions can be uncomfortable and disruptive to work environments. Generally, during working hours, you should not solicit fellow employees for any cause or organization other than Company-sponsored or approved events, such as the Aloha United Way campaign. Any such solicitations should not be coercive or interfere with the effective, efficient discharge of duties by you or others.

        Customary sales of items on behalf of community nonprofit organizations (such as food items for the Girl Scouts, etc.) may be conducted as long as you are respectful of your fellow employees who do not wish to participate in the sale and any such sales do not interfere with the effective, efficient discharge of duties by you or others.

        If you wish to circulate solicitations for community groups, including posting information on Company bulletin boards, you should obtain the approval of the Vice President of Finance & Administration.

Charitable Contributions

        The Company may occasionally provide financial support, services and materials for social welfare, health, education, community, cultural and other programs.

        The Company encourages you to support charitable organizations which will benefit our community. Such contributions are made voluntarily and privately and in no way indicate the Company's approval or disapproval of the particular organization.

Political Contributions and Endorsements

        The Company encourages you to get involved in political activities, including making political contributions to your chosen candidates, causes or political action committees. However, it is against Company policy to reimburse you for any such personal contribution. Officers of Cyanotech should act with extra sensitivity with respect to any involvement with a candidate for public office so as to avoid the appearance of an endorsement of such candidate by the Company. If there are questions as to whether any situations might constitute an appearance of endorsement by the Company, you should feel free to discuss them with the Compliance Officer or the Chief Executive Officer.

VI.   CONFLICTS OF INTEREST AND OUTSIDE EMPLOYMENT

        You are expected to dedicate your best efforts to Company business and to make decisions that affect the Company based on the Company's best interests, independent of outside influences.

        A conflict of interest occurs when your private interests interfere, or even appear to interfere, in any way with the interests of the Company as a whole. A conflict situation can arise when you take actions or have interests that make it difficult, or appear to make it difficult, for you to perform your Company work objectively and effectively. You should never act in a manner that could cause you to lose your independence and objectivity or that could adversely affect the confidence in the integrity of the Company of our customers, suppliers, shareholders, fellow employees or the communities that we serve. Your obligation to conduct the Company's business in an honest and ethical manner includes the ethical handling of actual, apparent and potential conflicts of interest between personal and business relationships.

        If a conflict situation arises, you must disclose your specific situation to your supervisor to assess the nature and extent of any concern and how it can be resolved. In appropriate circumstances, the supervisor will contact the Compliance Officer with respect to the situation. In some instances, any risk to the Company's interests is sufficiently remote that you may only be reminded to guard against inadvertently disclosing the Company's confidential information and not to be involved in decisions on behalf of the Company that involve the other company.

        Where a conflict of interest affects Company directors or executive officers, they must make full disclosure of all facts and circumstances to the Compliance Officer who shall have the responsibility of informing and seeking the advance approval of the Audit Committee of the Cyanotech Board of Directors or the Chair of the Audit Committee (or in the absence of the Chair of the Audit Committee, any member of the Audit Committee that he or she designates for this purpose). Any such approval made by the Chair of the Audit Committee or his or her designee shall be reviewed by the Audit Committee at its next regularly-scheduled meeting.

        Although we cannot list every conceivable conflict, following are some common examples:

Improper Personal Benefits from the Company

        Conflicts of interest arise when you or an immediate family member receives improper personal benefits from the Company as a result of your position in the Company. For purposes of the Code, the term "immediate family member" includes your spouse or significant other, parents (and stepparents), grandparents, children (and stepchildren), siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers-and sisters-in-law, including in each case any adoptive relationships, and anyone who shares your home. Neither you nor any immediate family member may accept any benefit from the Company that has not been duly authorized and approved under Company policy and procedure.

Business Arrangements with the Company

        Without prior approval from the Chairman, President and CEO, neither you nor an immediate family member may participate in a joint venture, partnership, contract or other business arrangement with the Company. Company directors and executive officers must obtain the prior approval of the Audit Committee or the Chair of the Audit Committee (or his or her designee).

Outside Employment Generally

        While the Company does not discourage or encourage outside employment on the part of its employees, employees shall not engage in any outside employment or business activity that compromises the Company's interests, affects the employee's job performance at the Company or subjects the Company to criticism.

Officer or Director of Outside Business

        Before an employee of the Company may accept a position as an officer or director (or similar position) of an outside business, approval must be obtained from the CEO after full disclosure of the material terms. In the case of executive officers, advance approval of the Audit Committee must be obtained, and any material modification or change in circumstances must be further approved by the Audit Committee. Such activity will not be permitted when such service would negatively reflect on the Company's reputation. This policy does not apply to positions for which you receive no compensation (other than reimbursement of reasonable expenses) held with a charitable or nonprofit organization or family-owned business, provided that there is no conflict with any other provision of the Code.

        The Company does not have a policy limiting the number of boards of directors upon which a Company director or employee may sit, provided that sitting on another board should not impair such director's or employee's ability to donate sufficient time to carry out his or her duties with respect to the Company.

Financial Interests in Competitors

        Extra sensitivity is required when you or an immediate family member has an ownership interest in an enterprise that competes with the Company. Without approval from the Company President after full disclosure of all material terms, neither you nor an immediate family member may own a material interest in an enterprise that competes with the Company. The determination of what constitutes a "material interest" for purposes of the Code involves consideration of all relevant facts and circumstances. In most cases, a ten percent (10%) or greater interest would create a presumption of a material interest, while in other cases a lesser percentage interest could also be deemed a material interest. In the case of Company directors or executive officers, advance approval of the Audit Committee must be obtained, and any material modification or change in circumstances must be further approved by the Audit Committee. However, it is not typically considered a conflict of interest to have investments of less than 1% of the outstanding securities of competitors that are listed on a national or international securities exchange as long as the stockholder is not an officer.

Outside Employment or Activities With a Competitor

        Simultaneous employment with or serving as a director of a competitor of the Company is strictly prohibited, as is any activity that is intended to or that you should reasonably expect to advance a competitor's interests. You may not market products or services in competition with the Company's current or potential business activities. It is your responsibility to obtain approval from the CEO after full disclosure of all material terms for any planned activity that might compete with any of the Company's business activities before you pursue the activity in question. In the case of Company directors and executive officers, advance approval of the Audit Committee must be obtained, and for any material modification or change thereof.

Employment With or Financial Interests in a Customer or Supplier

        Unless you have obtained approval from the CEO after full disclosure of all material terms, you may not be (i) a customer of the Company, (ii) employed by, serve as an officer or director of, or represent a customer of the Company, (iii) a supplier to the Company or (iv) employed by, serve as an officer or director of, or represent a supplier to the Company. In addition, neither you nor your immediate family members may own a material interest in a customer or supplier of the Company without approval from the CEO after full disclosure of all material terms. In the case of Company directors and executive officers, advance approval of the Audit Committee must be obtained for any activity described in this paragraph, and for any material modification or change thereof. However, it is not typically considered a conflict of interest to have investments of less than 1% of the outstanding securities of customers or suppliers that are listed on a national or international securities exchange as long as the stockholder is not an officer.

Immediate Family Members Working for Customers, Suppliers or Competitors

        You may find yourself in a situation where an immediate family member is a customer, supplier or competitor of the Company or is employed by, serves as an officer or director of, or represents one, or is involved in a planned activity that might compete with any of the Company's business activities. Such situations are not prohibited, but they call for extra sensitivity to security, confidentiality and conflicts of interest and you should guard against inadvertently disclosing the Company's confidential information. In the case of directors and executive officers, advance approval of the Audit Committee must be obtained for the arrangement or any material modification or change thereof.

Community Service

        The Company makes every effort to be a good corporate citizen in each of the communities that it serves and encourages you to do likewise. Executive officers are expected to participate in community organizations and activities. You may not, however, use your position with the Company to force fellow employees to participate in community organizations and activities. Community involvement is voluntary and you must not allow your community service efforts to interfere with the effective, efficient discharge of duties by you or others.

Political Activity

        The Company supports your efforts to contribute to the development of our community by serving in public office. Employees engaging in political activities must, however, do so on their own time as private citizens, not as Company representatives. You should not use any Company resources in carrying out your political activities or use your position to coerce fellow employees to do so.

        You must neither indicate nor imply that any political endorsement or donation was made with the approval of the Company. Neither the Company's name, address, or telephone number may be used in mailing political material or political advertisements.

VII.    EQUAL EMPLOYMENT OPPORTUNITY

        The Company is committed to equal employment opportunity (EEO) to attract quality personnel and to assure equal treatment of all employees. You are expected at all times to behave in ways that foster diversity, value differences in the workplace and support our EEO policy.

        Discrimination in employment because of race, religion, color, sex, age, national origin, ancestry, marital status, arrest and court record, disability, gender, veteran status, sexual orientation or other grounds protected under the applicable state or federal EEO laws and regulations is prohibited. Exceptions include where sex, age or physical condition is a bona fide occupational qualification for a particular job, where reasonable accommodation of a disabled person cannot be made without undue hardship or where a court conviction in the past 10 years bears a rational relationship to a particular job.

        Through equal employment, the Company has established and expects to maintain high standards in employee relations, including a policy prohibiting sexual harassment of fellow employees and any person doing business with the Company. These standards apply to all terms, conditions, and privileges of employment including hiring, training, transfers, promotions, compensation, benefits, job classification, work duties, educational assistance, social and recreational programs, termination, discipline and retirement.

VIII.    COPYRIGHT AND PATENT INFRINGEMENT

        It is against the law to make copies of the legally protected work of others or to use their work without permission. Items protected by copyright law include most publications, computer software, video and audio tapes and certain computer data bases. Patent laws give an inventor exclusive rights to make, use and sell the patented invention. Copying or using copyrighted or patented materials without the owner's consent is prohibited by Company policy. You must be sensitive to the property rights of others. Copyright laws do, however, permit limited "fair use" of protected works.

  When is copying fair use?

1.
Making a summary of the work and including it in Company publications or reports together with brief quotations and attribution.

2.
Occasional copying of part of an article or book (but not extensive or regular copying of an outside publication to reduce subscription costs and broaden internal distribution).

3.
Making a copy of a licensed computer program for records storage or back-up copy.

  The following activities are prohibited under copyright laws:

1.
Using any software in violation of the terms of the license for that software.

2.
Making copies of software supplied on an office computer for use on another office computer or on a computer outside the office unless authorized by the Company.

        If you have any questions about whether you are allowed to photocopy a publication, check with an executive officer, the CEO or the Compliance Officer.

IX.    ANTITRUST

        You must comply with antitrust and related laws designed to prevent price fixing, bid rigging and similar unfair competitive practices.

        Activities that limit competition, restrict trade or otherwise dominate a market may violate federal or state antitrust laws. Violations of antitrust laws can expose the Company and its employees to criminal penalties, large fines and civil lawsuits that could limit the Company's ability to carry on its business.

        You should consult the CEO or the Cyanotech Compliance Officer for advice about any activity that could lead to a problem under the antitrust laws.

X.    CORPORATE OPPORTUNITIES

        We owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. You may not use Company property, information or position for personal gain, nor may you compete with the Company.

        If you learn of a business or investment opportunity through the use of Company property or information or your position at the Company or otherwise, you may not participate in the opportunity or make the investment without the prior approval of the CEO or the Compliance Officer after full disclosure of all material terms for any planned activities. Company executive officers must obtain advance approval of the Audit Committee. Such an opportunity should be considered an investment opportunity for the Company in the first instance.

        Directors' duties with respect to corporate opportunities are somewhat different. A director who wishes to participate in a business opportunity that reasonably relates to Cyanotech's business should disclose the opportunity to the Board of Directors. If the Board of Directors determines that the Company does not have an actual or expected interest in the opportunity, then the director may participate in the opportunity, provided that the director has not wrongfully utilized the Company's resources in order to acquire the opportunity.

XI.   FAIR DEALING

        The Company depends on its reputation for quality, service and integrity. The way we deal with our customers, competitors, and suppliers molds our reputation, builds long-term trust and ultimately determines our success. You should endeavor to deal fairly with the Company's customers, suppliers, and competitors. We must never take unfair advantage of others through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

XII.    INSIDER TRADING

        You are prohibited by Company policy and the law from buying or selling Cyanotech Common Stock or other securities of the Company at a time when you are in possession of material nonpublic information, conduct known as "insider trading." Passing such information on to someone who may buy or sell securities—known as "tipping"—is also illegal. Information is "material" if there is a substantial likelihood that a reasonable investor would find the information important in determining whether to buy or sell the security. Information is considered to be nonpublic unless it has been publicly disclosed and adequate time has passed for the securities markets to digest the information. In order to promote compliance with the insider trading laws, Cyanotech has adopted an Insider Trading Policy, which is applicable to all directors and employees and is included as part of the Cyanotech Employee Handbook. The Insider Trading Policy also lists additional restrictions relating to securities trading by Company directors, executive officers and certain other key Company employees. If you have questions concerning the Company's Insider Trading Compliance Policy, you should contact the Compliance Officer.

XIII.    ENVIRONMENTAL MATTERS

        The Company has extensive and well-established environmental policies such as in our ISO 9001:2000 compliance documents. You are expected to comply with all such policies, copies of which are available from your supervisor, the ISO coordinator or the Compliance Officer.

XIV.    CODE OF ETHICS FOR CHIEF EXECUTIVE OFFICERS AND SENIOR

FINANCIAL OFFICERS

        This Section of the Code sets forth the Company's Code of Ethics for Cyanotech's CEO and Senior Financial Officer(s), and is applicable only to the CEO, CFO, Controller and Treasurer of Cyanotech (together, "Senior Officers"). This section sets forth specific additional policies to guide the Company's Senior Officers in the performance of their duties. As Senior Officers, you perform a task that is critical to the Company. This section is designed to assist you in that task.

Compliance with Laws, Rules and Regulations

        As Senior Officers, you must not only comply with applicable laws, rules, and regulations, you also have leadership responsibilities with respect to demonstrating high ethical standards and commitment to compliance, fostering a work environment that encourages employees to raise concerns and promptly addressing employee compliance concerns identified to you.

Disclosures in Periodic Reports and Other Public Communications

        As a public Company, Cyanotech is required to file various periodic reports with the Securities and Exchange Commission and other governmental agencies. It is Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws, rules and regulations in the reports and documents that it files with or submits to the Securities and Exchange Commission, other governmental agencies and in other public communications made by the Company. The Company's Senior Officers are expected to use their best efforts to perform their duties in a manner intended to implement this policy.

Conflicts

        As Senior Officers, you are to act in an honest and ethical manner, and to handle in an ethical manner any actual or apparent conflicts of interest between personal and professional relationships. You must ethically handle conflicts of interest and disclose to an appropriate person or persons identified in the Code any material transaction or relationship that reasonably could be expected to give rise to such a conflict.

Reporting Violations and Discipline

        Potential or suspected violations of the Code of Ethics for Senior Officers should be immediately reported to the Audit Committee. Any violations of the Code of Ethics for Senior Officers shall be subject to discipline as provided in Section XV hereof.

XV.  COMPLIANCE

Seeking Guidance

        While each of us is individually responsible for putting the Code to work, we need not go it alone. The Company has a number of resources, people and processes in place to answer your questions and guide you through difficult decisions. If you have questions regarding any of the policies discussed in the Code or if you are in doubt about the best course of action in a particular situation, you should seek guidance from your supervisor, the Compliance Officer or any of the other resources identified in the Code.

Reporting Violations

        All potential or suspected violations of applicable laws, regulations, the Code or the Company's related policies should be reported immediately to your supervisor, your human resources vice president, the CEO, or the Compliance Officer as appropriate. The person contacted should promptly bring the potential or suspected violation of the Code to the attention of the Compliance Officer. In appropriate circumstances, the Compliance Officer will bring the matter to the attention of the Audit Committee, as appropriate.

        For additional information relating to reporting concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters, see paragraph III hereof and the Charter of the Audit Committee (which is available on the Company's Internet website). No one will be subject to retaliation because of a good faith report of suspected misconduct.

        All reported potential and suspected violations will be appropriately investigated and treated confidentially to the extent reasonably possible. It is imperative that reporting persons not conduct their own preliminary investigations. Investigations of alleged violations may involve complex legal issues, and acting on your own may compromise the integrity of an investigation and adversely affect both you and the Company.

Discipline for Violations

        The Company intends to use every reasonable effort to prevent the occurrence of conduct not in compliance with the Code and to halt any such conduct that may occur as soon as reasonably possible after its discovery. All employees should cooperate fully in the investigation of any suspected non-compliance with the Code.

        Company employees who violate the Code and other Company policies and procedures may be subject to disciplinary actions, up to and including termination.

Waivers of the Code

        The Company may waive application of the policies set forth in the Code only where circumstances warrant granting a waiver, and then only in conjunction with any appropriate monitoring of the particular situation. Waivers of the Code may be made only by the Cyanotech Compliance

Officer, except that waivers of the Code for Senior Officers and members of the Board of Directors may be obtained only from the Cyanotech Board of Directors as a whole or the Audit Committee. Any waivers of the Code must be disclosed promptly to the CFO. The Company will disclose promptly any waivers that are required to be disclosed by applicable law, regulation or listing standard, and will promptly disclose any amendment to the Code as required under any applicable law, rule or regulation.

No Rights Created

        The Code is a statement of the fundamental principles and key policies and procedures that govern the conduct of the Company's business. It is not intended to and does not create any rights in you or in any director, officer, employee, client, supplier, competitor, shareholder or any other person or entity.

        The Code does not, in any way, constitute an employment contract or an assurance of continued employment. As employees of the Company, we are employed at-will except when we are covered by an express written employment agreement. This means that you may choose to resign your employment at any time, for any reason or for no reason at all. Similarly, the Company may choose to terminate your employment at any time, for any reason or for no reason, with or without notice.

PROXY	CYANOTECH CORPORATION PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MONDAY, AUGUST 16, 2004	PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Jeffrey H. Sakamoto and Gerald R. Cysewski and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held at the Ala Moana Hotel, 410 Atkinson Drive, Honolulu, Hawaii on Monday, August 16, 2004 at 7:00 p.m. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 2, 2004.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary) ☐	WITHHOLD AUTHORITY To vote for all nominees. ☐ (To withhold authority to vote for any nominee, strike a line through nominee's name in list below)

Directors to be elected by holders of Common Stock:

Gerald R. Cysewski, Michael A. Davis, Gregg W. Robertson, David I Rosenthal, John T. Waldron, Paul C. Yuen

2.
To consider and vote on a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock (par value $0.005 per share) from 25,000,000 to 30,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
To consider and vote on a proposal to approve an Independent Director Stock Option and Stock Grant Plan (the "2004 Plan"), reserving a total of 300,000 authorized shares of Common Stock of the Company for issuance of options and grants under the 2004 Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.
To ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN
5.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

        All other proxies heretofore given by the undersigned to vote shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

        Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Dated:	, 2004
Signature
Signature
Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
REVOCABILITY OF PROXIES
PROPOSAL THREE: Proposal to Approve the 2004 Independent Director Stock Option and Stock Grant Plan
PROPOSAL FOUR: Ratification of Selection of Independent Auditor
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Report of the Compensation and Stock Option Committee of the Board of Directors
Report of the Audit Committee of the Board of Directors
Independent Auditor's Fees
STOCKHOLDER RETURN PERFORMANCE GRAPH
STOCKHOLDER PROPOSALS
OTHER MATTERS
Cyanotech Corporation Corporate Code of Conduct and Ethics